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    NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
                         PROSPECTUS DATED MAY 1, 1997
                                     FOR


                         CORPORATE SPONSORED VARIABLE
                      UNIVERSAL LIFE INSURANCE POLICIES
                                  OFFERED BY
               NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                           (A DELAWARE CORPORATION)
                 51 MADISON AVENUE, NEW YORK, NEW YORK 10010

This prospectus describes a flexible premium corporate sponsored variable universal life insurance policy offered by New York Life Insurance and Annuity Corporation ("NYLIAC"). The policy provides insurance protection for group or sponsored arrangements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis. The policy offers flexible premium payments, a choice of two death benefit options, loan privileges, increases and decreases to the policy's face amount of insurance and a choice of funding options, including a guaranteed interest option and eighteen variable investment options. The variable investment options invest in a corresponding portfolio of a mutual fund, as specified below:


MAINSTAY VP SERIES FUND, INC.
 o  MainStay VP Capital Appreciation
 o  MainStay VP Cash Management
 o  MainStay VP Convertible
 o  MainStay VP Government
 o  MainStay VP High Yield Corporate Bond
 o  MainStay VP International Equity
 o  MainStay VP Total Return
 o  MainStay VP Value
 o  MainStay VP Bond
 o  MainStay VP Growth Equity
 o  MainStay VP Indexed Equity

THE ALGER AMERICAN FUND
 o  Alger American Small Capitalization
ACACIA CAPITAL CORPORATION
 o  Calvert Socially Responsible
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
 o  Fidelity VIP II: Contrafund
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
 o  Fidelity VIP: Equity-Income
JANUS ASPEN SERIES
 o  Janus Aspen Balanced
 o  Janus Aspen Worldwide Growth
MORGAN STANLEY UNIVERSAL FUNDS, INC.
 o  Morgan Stanley Emerging Markets Equity


We do not guarantee the investment performance of these investment options, which involve varying degrees of risk.

   The death benefit may, and the cash surrender value of a policy will, vary up or down depending on the performance of the investment options. There is no guaranteed minimum cash surrender value for a policy. However, a policy's death benefit will never be less than its face amount, less outstanding policy debt. Although premiums are flexible, additional premiums may be required to keep the policy in effect. The policy may terminate if its cash surrender value (net of any policy debt) is too small to pay the policy's monthly charges, or if there is an excess loan and a late period expires without sufficient payment.

   You can borrow against or withdraw money from the policy, within limits. Loans and withdrawals will reduce the policy's death benefit and cash surrender value. You can also surrender the policy. A surrender charge will apply if you surrender the policy during the first nine policy years. This charge may also apply if you request a reduction of the face amount or if the policy terminates.


   You may examine the policy for a limited period and cancel it for a full refund of the greater of the cash value or premiums paid. Replacing existing insurance with this policy may not be to your advantage.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


   This prospectus should be read and retained for further reference; it contains information that should be known before investing in a NYLIAC corporate sponsored variable universal life insurance policy. This prospectus is valid only when accompanied by the prospectuses of the MainStay VP Series Fund, Inc., The Alger American Fund, the Acacia Capital Corporation, the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series and the Morgan Stanley Universal Funds, Inc.



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                              TABLE OF CONTENTS


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
SECTION I: DEFINITION OF TERMS...........      4
SECTION II: BASIC QUESTIONS AND ANSWERS
 ABOUT US AND OUR POLICY ................      7
  1.What are NYLIAC and New York Life? ..      7
  2.What variable life insurance policy
    are we offering? ....................      7
  3.How is the Policy available? ........      7
  4.What is the Cash Value of the Policy?      7
  5.What are the Investment Divisions of
    the Separate Account? ...............      8
  6.How is the value of an Accumulation
    Unit determined?.....................      8
  7.What is the Fixed Account? ..........      8
  8.Does the Policy have a Cash Surrender
    Value? ..............................      9
  9.How long will the Policy remain in
    force? ..............................      9
  10.Is the amount of the Death Benefit
     guaranteed? ........................      9
  11.Is the Death Benefit subject to
     income taxes? ......................      9
  12.What is a modified endowment
     contract? ..........................      9
  13.Can the Policy become a modified
     endowment contract? ................     10
  14.What are planned Premiums? .........     10
  15.What are unplanned Premiums?........     10
  16.What happens when the first Premium
     is paid? ...........................     10
  17.When are subsequent Premiums put
     into the Fixed Account and the
     Separate Account? ..................     10
  18.How are Net Premiums allocated among
     the Allocation Alternatives? .......     10
  19.What are the current charges against
     the Policy? ........................     11
  20.Are loans available under the
     Policy? ............................     11
  21.Do I have a right to cancel? .......     11
  22.Can the Policy be exchanged? .......     11
  23.How is a person's age calculated?...     12
SECTION III: CHARGES UNDER
 THE POLICY .............................     12
  Deductions from Premiums ..............     12
   Sales Expense Charge .................     12
   Premium Tax Charge ...................     12
   Federal Tax Charge ...................     12
  Deductions from Accumulation Value and
    Fixed Account Value .................     12
   Monthly Contract Charge ..............     12
    Cost of Insurance Charge ............     13
  Deductions from the Separate Account ..     13
   Mortality and Expense Risk  Charge ...     13
   Other Charges for Federal Income
     Taxes ..............................     13
  Fund Charges...........................     13
  Surrender Charge ......................     15
  How the Policy Works ..................     16
SECTION IV: THE SEPARATE  ACCOUNT, THE
FUNDS AND THE  FIXED ACCOUNT ............     17
  The Separate Account ..................     17
   Your Voting Rights ...................     17
   Our Rights ...........................     18
  MainStay VP Series Fund, Inc. .........     18
  The Alger American Fund................     19
  Acacia Capital Corporation ............     19
  Fidelity Variable Insurance Products
    Fund and Fidelity Variable Insurance
    Products Fund II.....................     19
  Janus Aspen Series.....................     20
  Morgan Stanley Universal Funds, Inc. ..     20
  The Portfolios ........................     21
  The Fixed Account .....................     24
    Interest Crediting ..................     25
    Transfers to Investment Divisions ...     25
  Investment Return .....................     25
SECTION V: GENERAL PROVISIONS  OF THE
POLICY ..................................     26
  Premiums ..............................     26

                                2
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                                             PAGE
                                          --------
  Termination ...........................     26
  Death Benefit Under the Policy ........     26
  Selection of Life Insurance
   Benefit Table ........................     27
   Corridor Table .......................     27
   CVAT Table ...........................     28
  The Effect of Investment
   Performance on the Death
   Benefit ..............................     29
   Face Amount Changes ..................     29
  Life Insurance Benefit Option Changes .     30
 Cash Value and Cash Surrender   Value  .     30
    Cash Value ..........................     30
    Cash Surrender Value ................     30
 Transfers...............................     30
 Partial Withdrawals ....................     31
 Loans ..................................     31
    Loan Account ........................     31
    Loan Interest .......................     32
    Repayment ...........................     32
 Free Look Provision ....................     32
 Exchange Privilege .....................     32
SECTION VI: ADDITIONAL  INFORMATION .....     34
 Directors and Principal Officers of
  NYLIAC ................................     34
 Federal Income Tax Considerations ......     36
   Tax Status of NYLIAC and the Separate
    Account .............................     36
     Charges for Taxes ..................     36
     Diversification Standards and
      Control Issues ....................     36
     Life Insurance Status of Policy ....     37
     Modified Endowment Contract   Status     38
     Surrenders and Partial   Withdrawals     38
     Loans and Interest Deductions ......     39
     Corporate Alternative Minimum Tax ..     39
     Exchanges or Assignments of
      Policies ..........................     40
     Other Tax Issues ...................     40
     Withholding ........................     40
 Reinstatement Option ...................     40
 Additional Benefits Available by Rider       41
  Adjustable Term Insurance Rider  ......     41
 Payment Options ........................     41
    Payees ..............................     41
    Proceeds at Interest Options
     (Options 1A and 1B) ................     42
    Life Income Option (Option 2) .......     42
 Beneficiary ............................     42
 Change of Ownership ....................     43
 Assignment .............................     43
 Limits on Our Rights to Challenge the
  Policy ................................     43
 Misstatement of Age or Sex .............     43
 Suicide ................................     43
 When We Pay Proceeds ...................     43
 Records and Reports.....................     44
 Sales and Other Agreements..............     44
 Legal Proceedings.......................     44
 Independent Accountants.................     45
 Experts.................................     45
APPENDIX A: ILLUSTRATIONS ...............    A-1
APPENDIX B: SURRENDER
 CHARGE PREMIUM RATES PER  THOUSAND  ....    B-1
FINANCIAL STATEMENTS.....................    F-1


   THE POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NYLIAC DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY NYLIAC.

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                                 SECTION I:

                             DEFINITION OF TERMS

ACCUMULATION UNITS: Accumulation Units are the accounting units used to calculate the value in the Investment Divisions. Net Premiums and transfers that are allocated to the Investment Divisions purchase Accumulation Units in those Investment Divisions.

ACCUMULATION VALUE: The dollar value of the sum of the Accumulation Units in all of the Investment Divisions.

ALLOCATION ALTERNATIVES: The 18 Investment Divisions of the Separate Account and the Fixed Account.

BENEFICIARY: The person(s) and/or entity(ies) named by the Policyowner to receive the Death Benefit after the Insured dies.


BUSINESS DAY: Generally, any day on which NYLIAC is open and the New York Stock Exchange is open for trading. We are closed on national holidays, the day after Christmas, Martin Luther King, Jr. Day and the Friday after Thanksgiving. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of the New York Stock Exchange, if earlier. Policy transactions such as Loans, Premium payments, Face Amount changes, Partial Withdrawals, Surrenders and transfers of Cash Value among Allocation Alternatives are processed on Business Days.


CASH SURRENDER VALUE: An amount equal to the Cash Value less any surrender charges.

CASH VALUE: The sum of (a) the Accumulation Value, (b) the Fixed Account Value and (c) the Loan Account Value of the Policy.

CODE: The Internal Revenue Code of 1986, as amended.

DEATH BENEFIT: The amount payable to the named Beneficiary when the Insured dies. The Death Benefit is equal to the amount calculated under the applicable Life Insurance Benefit Option, plus any Death Benefit payable under a Policy rider, less any Policy Debt.

FACE AMOUNT: The initial face amount shown on page 2 of the Policy, plus or minus any changes made to the face amount, plus the face amount of any riders in effect.

FIXED ACCOUNT: The Allocation Alternative that pays interest at guaranteed fixed rates and is part of our General Account.

FIXED ACCOUNT VALUE: The dollar value of the sum of the Net Premiums and transfers allocated to the Fixed Account, plus interest credited, less amounts withdrawn, deductions and charges taken and/or amounts transferred from the Fixed Account.


FREE LOOK PERIOD: The period commencing on the Policy Delivery Date and ending 20 days later (10 days later in New York). The Free Look Period will exceed 20 days if required by state law.


FUNDS (EACH, INDIVIDUALLY, A "FUND"): The MainStay VP Series Fund, Inc. ("MainStay VP Series Fund" and, formerly, "New York Life MFA Series Fund, Inc."), The Alger American Fund ("The Alger American Fund"), the Acacia Capital Corporation ("Acacia Fund"), the Fidelity Variable Insurance Products Fund and the Fidelity Variable Insurance Products Fund II (collectively, the "Fidelity Variable Insurance Products Funds" or the "Fidelity Funds"), the Janus Aspen Series and the Morgan Stanley Universal Funds, Inc. ("Morgan Stanley Fund").

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GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains or losses that are not included in the Separate Account or any other NYLIAC separate account.

INSURED: The person whose life the Policy insures.

INVESTMENT DIVISIONS: The 18 divisions of the Separate Account that are available as Allocation Alternatives under the Policy.

ISSUE DATE: The date we issue the Policy, as shown on page 2 of the Policy.

LOAN ACCOUNT: The account that holds a portion of Cash Value for the purpose of securing Policy Debt. It is part of our General Account.

LOAN ACCOUNT VALUE: The dollar value of the amounts transferred to the Loan Account plus interest credited, less amounts transferred out of the Loan Account.

LIFE INSURANCE BENEFIT OPTION: Two Life Insurance Benefit Options are available under the Policy:

OPTION 1--Provides a life insurance benefit equal to the greater of (a) the Face Amount or (b) the Cash Value times the percentage in the appropriate Code Section 7702 table.


OPTION 2--Provides a life insurance benefit equal to the greater of (a) the Face Amount plus the Cash Value or (b) the Cash Value times the percentage in the appropriate Code Section 7702 table.

MINIMUM BASE FACE AMOUNT:  $25,000.


MONTHLY DEDUCTION DAY: The date as of which the monthly contract charge, the cost of insurance charge and a rider charge for the cost of any additional riders are deducted from the Cash Value. The first Monthly Deduction Day will be the Policy Date, and subsequent Monthly Deduction Days will be on each monthly anniversary of the Policy Date.

NET PREMIUM: Premium paid less the sales expense, premium tax and federal tax charges.

NON-QUALIFIED POLICIES: Policies that do not qualify for special federal income tax treatment.

PARTIAL WITHDRAWAL: A withdrawal of a portion of the Cash Value by the Policyowner.

POLICY: The flexible premium corporate sponsored variable universal life insurance policy offered by NYLIAC that is described in this prospectus.

POLICY ANNIVERSARY:  The anniversary of the Policy Date.

POLICYOWNER: The person(s) and/or entity(ies) who own(s) the Policy and have
(has) all rights of ownership in the Policy while the Insured is living.

POLICY DATE: The date shown on page 2 of the Policy, which is the starting point for determining Policy Anniversaries, Policy Years and Monthly Deduction Days.

POLICY DEBT: The amount of any outstanding loans under the Policy, including accrued interest.

POLICY DELIVERY DATE: The date the Policy is signed for and received by the Policyowner, as indicated on the Policy delivery receipt.


POLICY YEAR: The twelve-month period commencing with the Policy Date, and each twelvemonth period thereafter.

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PORTFOLIOS: The available mutual fund Portfolios of the Funds. The MainStay
VP Series Fund currently has eleven Portfolios available for investment by the Investment Divisions of the Separate Account: the MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity and MainStay VP Indexed Equity Portfolios. The Alger American Fund has one Portfolio available to the Separate Account: the Alger American Small Capitalization Portfolio. The Acacia Fund has one Portfolio available to the Separate Account: the Calvert Responsibly Invested Balanced Portfolio ("Calvert Socially Responsible Portfolio"). The Fidelity Funds have two Portfolios available to the Separate Account: the Contrafund Portfolio of the Fidelity Variable Insurance Products Fund II ("Fidelity VIP
II: Contrafund Portfolio") and the Equity-Income Portfolio of the Fidelity Variable Insurance Products Fund ("Fidelity VIP: Equity-Income Portfolio"). The Janus Aspen Series has two Portfolios available to the Separate Account: the Balanced Portfolio ("Janus Aspen Balanced Portfolio") and the Worldwide Growth Portfolio ("Janus Aspen Worldwide Growth Portfolio"). The Morgan Stanley Fund has one Portfolio available to the Separate Account: the Emerging Markets Equity Portfolio of the Morgan Stanley Universal Funds, Inc. ("Morgan Stanley Emerging Markets Equity Portfolio").


PREMIUM:  A dollar amount contributed to the Policy.


PREMIUM REMITTANCE CENTER: New York Life Insurance and Annuity Corporation
                           Department 0652
                           P.O. Box 419263
                           Kansas City, MO 64193-0652


SEC:  The Securities and Exchange Commission.

SEPARATE ACCOUNT: NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, a segregated asset account established by NYLIAC to receive and invest Premiums paid under Policies.

SERVICE OFFICE:  New York Life Insurance and Annuity Corporation
                 NYLIFE Distributors Inc.
                 Attention: Executive Benefits
                 920 Main Street, Suite 2100
                 Kansas City, MO 64105
                 Telephone: (816) 889-4000

SURRENDER: A surrender by the Policyowner of all rights under the Policy in exchange for the Policy's Cash Surrender Value, less any Policy Debt.


VALUATION DATE: Any day on which the New York Stock Exchange is open for trading.


VALUATION PERIOD: The period, consisting of one or more days, from one Valuation Time to the next succeeding Valuation Time.


VALUATION TIME: The time of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on any Valuation Date.


WE OR US:  NYLIAC.

YOU:  The Policyowner.

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                                 SECTION II:

             BASIC QUESTIONS AND ANSWERS ABOUT US AND OUR POLICY

   1. WHAT ARE NYLIAC AND NEW YORK LIFE?

   New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in all states and the District of Columbia. NYLIAC is the issuer of the Policies and the depositor of the Separate Account. In addition to the Policies described in this prospectus, NYLIAC issues other life insurance policies and annuities and is the depositor for their respective separate accounts. NYLIAC's Financial Statements are included herein.


   NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual insurance company founded in New York in 1845. New York Life had consolidated total assets amounting to $78.8 billion at the end of 1996, and is authorized to do business in all states, the District of Columbia and the Commonwealth of Puerto Rico. New York Life has invested in NYLIAC, and may, in order to maintain capital and surplus in accordance with state requirements, occasionally make additional contributions to NYLIAC.


   2. WHAT VARIABLE LIFE INSURANCE POLICY ARE WE OFFERING?


   In this prospectus we are offering a flexible premium corporate sponsored variable universal life insurance policy. We issue the Policy to provide for a Death Benefit, Cash Surrender Value, loan privileges and flexible Premiums. It is called "flexible" because the Policyowner may select the timing and amount of Premiums and adjust the Death Benefit by increasing or decreasing the Face Amount (subject to certain restrictions). It is called "variable" because, unlike the fixed benefits of a traditional whole life policy, the Death Benefits may, and Cash Surrender Values will, vary up or down depending on the performance of the Investment Division(s) to which Cash Value has been allocated.


   The Policy is a legal contract between the Policyowner and NYLIAC. The entire contract consists of the Policy, the application for the Policy and any riders to the Policy.

   3. HOW IS THE POLICY AVAILABLE?


   The Policy is available as a Non-Qualified Policy. The Minimum Base Face Amount of a Policy is $25,000. Increases are subject to our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any Policy we will require satisfactory evidence of insurability. For certain eligible groups, the Policy may be issued based on guaranteed issue or simplified underwriting rules and procedures as defined by us.


   In Massachusetts and Montana, the Policy is issued only on a unisex basis, and we may issue on this basis in other states as well. For Policies issued on a unisex basis, any reference in this prospectus that makes a distinction based on the gender of the Insured shall be disregarded.

   4. WHAT IS THE CASH VALUE OF THE POLICY?

   The Cash Value is determined by the amount, frequency and timing of Premiums, the investment experience of the Investment Divisions chosen by the Policyowner, the interest

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earned on amounts in the Fixed Account and the Loan Account, and any Partial
Withdrawals or charges imposed in connection with the Policy. The Policyowner bears the investment risk of any depreciation in value of the underlying assets of the Investment Divisions, but he or she also reaps the benefit of any appreciation in their value.

  5. WHAT ARE THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT?


   You may allocate Net Premiums to, or transfer amounts among, a total of nineteen Allocation Alternatives, the Fixed Account and eighteen Investment Divisions of the Separate Account--the MainStay VP Capital Appreciation Division, the MainStay VP Cash Management Division, the MainStay VP Convertible Division, the MainStay VP Government Division, the MainStay VP High Yield Corporate Bond Division, the MainStay VP International Equity Division, the MainStay VP Total Return Division, the MainStay VP Value Division, the MainStay VP Bond Division, the MainStay VP Growth Equity Division, the MainStay VP Indexed Equity Division, the Alger American Small Capitalization Division, the Calvert Socially Responsible Division, the Fidelity VIP II: Contrafund Division, the Fidelity VIP: Equity-Income Division, the Janus Aspen Balanced Division, the Janus Aspen Worldwide Growth Division and the Morgan Stanley Emerging Markets Equity Division. Each Investment Division invests only in the shares of a corresponding Portfolio of the relevant Fund. Because amounts allocated to the Investment Divisions are invested in mutual funds, investment return and principal will fluctuate and your Accumulation Units may be worth more or less than their original cost when redeemed.


  6. HOW IS THE VALUE OF AN ACCUMULATION UNIT DETERMINED?


   The value of an Accumulation Unit on any Valuation Date is determined by multiplying the value of that unit on the immediately preceding Valuation Date by the net investment factor for the Valuation Period. The net investment factor used to calculate the value of an Accumulation Unit in any Investment Division for the Valuation Period is determined by dividing (a) by
(b) and subtracting (c) from the result, where:


     (a) is the sum of:

        (1) the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined at the end of the current Valuation Period, plus

        (2) the per share amount of any dividends or capital gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during the Valuation Period.

     (b) is the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined as of the end of the immediately preceding Valuation Period.

     (c) is a factor representing the mortality and expense risk charge. This factor accrues daily and is currently equal, on an annual basis, to .70% of the value of each Investment Division's assets (for Policy Years one through ten) or .30% of the value of each Investment Division's assets (for Policy Years eleven and later).

  7. WHAT IS THE FIXED ACCOUNT?

   In addition to the Investment Divisions, you may allocate or transfer amounts to the Fixed Account. Net Premiums applied to and any amounts transferred to the Fixed Account are

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credited with interest using a fixed interest rate that we will set in advance at least annually. This rate will never be less than 4% per year. Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, or amounts transferred to, the Fixed Account receive the interest rate in effect at that time.

  8. DOES THE POLICY HAVE A CASH SURRENDER VALUE?

   The Policyowner may surrender the Policy at any time and receive its Cash Surrender Value less any Policy Debt. Partial Withdrawals are also allowed subject to certain restrictions. See "Section V: General Provisions of the Policy--Cash Value and Cash Surrender Value." The Cash Surrender Value of a Policy fluctuates with the investment performance of the Investment Divisions in which the Policy has Cash Value and the amounts held in the Fixed Account and the Loan Account. It may increase or decrease daily.

   For federal income tax purposes, the Policyowner usually is not taxed on increases in the Cash Surrender Value until he or she actually surrenders the Policy. However, in connection with certain Partial Withdrawals and loans on the Policy, the Policyowner may be taxed on all or a part of the amount distributed. See "Section V: General Provisions of the Policy--Cash Value and Cash Surrender Value" and "Section VI: Additional Information--Federal Income Tax Considerations."

  9. HOW LONG WILL THE POLICY REMAIN IN FORCE?

   The Policy does not automatically terminate for failure to pay planned Premiums. Payment of these Premiums, however, does not guarantee the Policy will remain in force. The Policy terminates only when the Cash Surrender Value less any Policy Debt is insufficient to pay the charges deducted on each Monthly Deduction Day or where there is an excess loan, and a late period expires without sufficient payment.

  10. IS THE AMOUNT OF THE DEATH BENEFIT GUARANTEED?

   As long as the Policy remains in force, the proceeds payable under the Policy will be based on the Life Insurance Benefit Option in effect on the date of death. Death Benefit proceeds will, however, be reduced by any outstanding Policy Debt, and/or increased by any additional Death Benefits added by rider.

  11. IS THE DEATH BENEFIT SUBJECT TO INCOME TAXES?

   A Death Benefit paid under our Policies may be fully excludable from the gross income of the Beneficiary for federal income tax purposes. See "Section
VI: Additional Information--Federal Income Tax Considerations."

  12. WHAT IS A MODIFIED ENDOWMENT CONTRACT?

   A modified endowment contract, as defined in the Code, is a life insurance policy under which the cumulative premiums paid during the first seven policy years exceed the cumulative premiums payable under a hypothetical policy providing for guaranteed benefits upon the payment of seven level annual premiums. Certain changes to a policy can subject it to retesting for a new seven-year period. If your Policy is determined to be a modified endowment contract, any distributions, including collateral assignments, loans and Partial Withdrawals, are taxable to the extent that such distributions represent income. In addition you may incur a penalty tax if you are not yet age 59 1/2 and no other exceptions, as set forth in the Code, are applicable.

  13. CAN THE POLICY BECOME A MODIFIED ENDOWMENT CONTRACT?

   Since the Policy permits flexible Premium payments, it may become a modified endowment contract. NYLIAC currently tests a Policy at issue to determine whether it will be classified as a modified endowment contract. This at-issue test examines the Policy for the first seven Policy Years, based on the Policy application and the first Premium requested, and based on the assumption that there are no increases in Premiums or decreases in benefits during the period. NYLIAC has also instituted procedures to monitor whether a Policy may become a modified endowment contract after issue. See "Section VI: Additional Information--Federal Income Tax Considerations--Modified Endowment Contract Status."

  14. WHAT ARE PLANNED PREMIUMS?

   The amount and interval of any planned Premiums are shown on page 2 of the Policy. A planned Premium does not have to be paid to keep the Policy in force if the Cash Surrender Value, less any Policy Debt, is sufficient to cover the charges made on the Monthly Deduction Day. The amount of any planned Premium may be increased or decreased subject to the limits we set. The frequency of Premiums may also be changed subject to our minimum Premium rules. Planned Premiums end on the Policy Anniversary on which the Insured is age 95.

  15. WHAT ARE UNPLANNED PREMIUMS?

   While the Insured is living, you may make unplanned Premium payments at any time prior to the Policy Anniversary on which the Insured is age 95. If an unplanned Premium would result in an increase in the Death Benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before accepting that payment and applying it to the Policy. We also reserve the right to limit the number and amount of any unplanned Premiums. See "Section V: General Provisions of the Policy--Premiums."

  16. WHAT HAPPENS WHEN THE FIRST PREMIUM IS PAID?


   The first Premium (and any other Premiums received on or before the last day of the Free Look Period) will be allocated to the General Account. Sales expense, premium tax and federal tax charges are deducted from Premiums on the Issue Date; however, deductions made on the Issue Date will be calculated as of the later of the Policy Date or the date the Premium is received. Also, the monthly contract charge, cost of insurance charge and cost for any riders are deducted as of the Policy Date and as of each subsequent Monthly Deduction Day. The Net Premium less the monthly charges will remain in the General Account through the last day of the Free Look Period. Amounts in the General Account will be credited with interest commencing on the later of the Policy Date or the date we receive such amounts and ending on the last day of the Free Look Period. The rate of interest is set by us and can change monthly. Net Premiums less the monthly charges plus interest will then be allocated to the Investment Divisions or to the Fixed Account in accordance with the Policyowner's instructions.


  17. WHEN ARE SUBSEQUENT PREMIUMS PUT INTO THE FIXED ACCOUNT AND THE SEPARATE ACCOUNT?

   Upon receipt, Net Premiums will be applied to the Separate Account at the Accumulation Unit value determined at the end of the Valuation Period, and to the Fixed Account in accordance with your allocation election in effect at that time, and before any other charges that may be due are deducted.

  18. HOW ARE NET PREMIUMS ALLOCATED AMONG THE ALLOCATION ALTERNATIVES?

   You may maintain Accumulation Value in all 19 Allocation Alternatives. Moreover, you may raise or lower the percentages of the Net Premium (which must be in whole number percentages) allocated to each Allocation Alternative at any time.

  19. WHAT ARE THE CURRENT CHARGES AGAINST THE POLICY?


   Three charges are deducted from each Premium, whether planned or unplanned. A sales expense charge of 2.25% is used to partially cover sales expenses. Deductions of 2% and 1.25% are also made for premium tax and federal tax charges, respectively.


   In addition, on each Monthly Deduction Day, the following deductions are made:

     (a) a monthly contract charge equal to $7.50 ($90.00 annually);

     (b) a monthly cost of insurance charge; and

     (c) the monthly cost for any riders attached to the Policy.

   A deduction may also be made for any temporary flat extras as set forth on page 2 of the Policy. A temporary flat extra is a charge per $1,000 of Face Amount made against the Cash Value for the amount of time specified on the Policy data page. It is designed to cover the risk of substandard mortality experience which is not permanent in nature.

   The Monthly Deduction Day for the Policy is shown on page 2 of the Policy. The first Monthly Deduction Day is the Policy Date. All monthly deductions are made from each of the Investment Divisions and the Fixed Account in proportion to the amount in each.

   Also, a mortality and expense risk charge is made on a daily basis against the assets of each Investment Division. For Policy Years one through ten, this charge is calculated at an effective annual rate of .70% of the value of each Investment Division's assets. For Policy Years eleven and later, the mortality and expense risk charge is calculated at an effective annual rate of .30% of the value of each Investment Division's assets. The mortality and expense risk charge may be changed at NYLIAC's option subject to a maximum annual effective rate of .90%.

   Currently, we are not making any charges for income taxes, but we may make charges in the future against the Separate Account for federal income taxes attributable to it.

   Additionally, upon a surrender or a requested decrease in Face Amount during the first nine Policy years, a surrender charge is assessed. Partial Withdrawals of Cash Value are subject to a charge equal to the lesser of $25 or 2% of the amount withdrawn.

   See "Section III: Charges Under the Policies" and "Section VI: Additional Information--Federal Income Tax Considerations."

  20. ARE LOANS AVAILABLE UNDER THE POLICY?

   Using the Policy as sole security, you can borrow any amount up to the loan value of the Policy. The loan value on any given date is equal to 90% of the Cash Surrender Value, less any Policy Debt.

  21. DO I HAVE A RIGHT TO CANCEL?

   The Policy contains a provision that permits you to cancel the Policy at any time during the Free Look Period and receive a refund. The Policy may be returned to our Service Office or to the registered representative who sold you the Policy. See "Section V: General Provisions of the Policy--Free Look Provision."

  22. CAN THE POLICY BE EXCHANGED?

   You have the right during the first 24 months following the Issue Date to exchange the Policy for a permanent plan of life insurance offered by us for this purpose. See "Section V: General Provisions of the Policy--Exchange Privilege."

  23. HOW IS A PERSON'S AGE CALCULATED?

   When we refer to a person's age on any date, we mean his or her age on the nearest birthday. However, the Cost of Insurance will be based on the prior Policy Anniversary.


                                 SECTION III:

                           CHARGES UNDER THE POLICY


   Certain charges are deducted to compensate for providing the insurance benefits under the Policy, for any riders, for administering the Policy, for assuming certain risks and for incurring certain expenses in distributing the Policy.


DEDUCTIONS FROM PREMIUMS

   When we receive a Premium, whether planned or unplanned, we will deduct a sales expense charge, a premium tax charge and a federal tax charge.

   SALES EXPENSE CHARGE.

   The sales expense charge is 2.25% of any Premium. We reserve the right to increase this charge in the future, but it will never exceed 4.5% of Premiums. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from NYLIAC surplus, including any amounts derived from the mortality and expense risk charge and the cost of insurance charge.

   PREMIUM TAX CHARGE.

   Various states and jurisdictions impose a tax on premiums received by insurance companies. Premium tax rates vary from state to state and currently range from 0.75% to 3.00%. We deduct 2% of each Premium to cover state premium taxes. Two percent represents the approximate average of the premium taxes assessed by the states, and will be assessed uniformly to all Policies. NYLIAC reserves the right to increase this charge consistent with changes in applicable law.

   FEDERAL TAX CHARGE.

   NYLIAC's federal tax obligations will increase based upon Premiums received under the Policies. We deduct 1.25% of each Premium to cover this federal tax charge. NYLIAC reserves the right to increase this charge consistent with changes in applicable law.

DEDUCTIONS FROM ACCUMULATION VALUE AND FIXED ACCOUNT VALUE

   On each Monthly Deduction Day, a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders are deducted from the Investment Divisions and the Fixed Account in proportion to the amount in each.

   MONTHLY CONTRACT CHARGE.

   There is a monthly charge currently equal to $7.50 ($90.00 annually) that compensates NYLIAC for costs incurred in providing certain administrative services including Premium collection, recordkeeping, processing claims and communicating with Policyowners. This charge is not designed to produce a profit. If the cost of providing these administrative services increases, we reserve the right to increase this charge, subject to a maximum of $9.00 monthly ($108.00 annually).

   COST OF INSURANCE CHARGE.


   A charge for the cost of insurance is deducted on each Monthly Deduction Day. Maximum cost of insurance rates are set forth on page 2.2 of your Policy and are based on the gender, smoker class, duration, underwriting class and issue age of the Insured. The cost of insurance charge for any month will equal (1) multiplied by the result of (2) minus (3) where: (1) is the applicable cost of insurance rate (2) is the number of thousands of Death Benefit as of the Monthly Deduction Day divided by 1.0032737, and (3) is the number of thousands of Cash Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the monthly contract charge and any charges for riders and flat extras are deducted). In rated cases, an additional charge may be assessed as part of the cost of insurance charge. Charges for any flat extras and optional benefits added by rider will also be deducted on each Monthly Deduction Day.


DEDUCTIONS FROM THE SEPARATE ACCOUNT

   MORTALITY AND EXPENSE RISK CHARGE.

   We charge the Investment Divisions for the mortality and expense risks we assume. For Policy Years one through ten, we deduct a daily charge at an effective annual rate of .70% of the value of each Investment Division's assets. For Policy Years eleven and later, we deduct a daily charge at an effective annual rate of .30% of the value of each Investment Division's assets. The mortality and expense risk charge may be changed at NYLIAC's option, subject to a maximum of .90%.

   The mortality risk we assume is that the group of lives insured under our Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

   If these charges are insufficient to cover actual costs and assumed risks, the loss will be deducted from the NYLIAC surplus. Conversely, if the charge proves more than sufficient, any excess will be added to the NYLIAC surplus.

   OTHER CHARGES FOR FEDERAL INCOME TAXES.

   We reserve the right to make a charge for Separate Account federal income tax liabilities, should the law change to require the taxation of separate accounts. See "Section VI: Additional Information--Federal Income Tax Considerations."

FUND CHARGES


   The Investment Divisions purchase shares of the relevant Funds at net asset value. The price reflects management fees, administration fees and other expenses that have already been deducted from the assets of the Funds. The Funds do not impose a sales charge. Fund charges incurred in 1996 are set forth in the following table.



                       MAINSTAY VP     MAINSTAY VP
                         CAPITAL          CASH        MAINSTAY VP    MAINSTAY VP
                       APPRECIATION    MANAGEMENT     CONVERTIBLE    GOVERNMENT
                     --------------  -------------  -------------  -------------
FUND ANNUAL
 EXPENSES AFTER
 REIMBURSEMENT (as
 a % of average net
 assets)
Management Fees.....       0.36%          0.25%          0.36%          0.30%
Administration
 Fees...............       0.20%          0.20%          0.20%          0.20%
Other Expenses......       0.19%(a)       0.19%(a)       0.17%(b)       0.21%(a)
Total Fund Annual
 Expenses...........       0.75%(a)       0.64%(a)       0.73%(b)       0.71%(a)

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


                       MAINSTAY VP
                       HIGH YIELD      MAINSTAY VP     MAINSTAY VP
                        CORPORATE     INTERNATIONAL       TOTAL       MAINSTAY VP    MAINSTAY VP
                          BOND           EQUITY          RETURN          VALUE          BOND
                     -------------  ---------------  -------------  -------------  -------------
FUND ANNUAL
 EXPENSES AFTER
 REIMBURSEMENT (as
 a % of average net
 assets)
Management Fees.....      0.30%           0.60%           0.32%          0.36%          0.25%
Administration
 Fees...............      0.20%           0.20%           0.20%          0.20%          0.20%
Other Expenses......      0.17%(b)        0.17%(b)        0.19%(a)       0.17%(b)       0.13%(a)
Total Fund Annual
 Expenses...........      0.67%(b)        0.97%(b)        0.71%(a)       0.73%(b)       0.58%(a)

                      MAINSTAY VP  MAINSTAY VP  ALGER AMERICAN    CALVERT
                        GROWTH       INDEXED        SMALL        SOCIALLY
                        EQUITY       EQUITY     CAPITALIZATION  RESPONSIBLE
                     -----------  -----------  --------------  -----------
FUND ANNUAL
 EXPENSES AFTER
 REIMBURSEMENT (as
 a % of average net
 assets)
Management Fees.....     0.25%        0.10%          0.85%         0.71%(c)
Administration
 Fees...............     0.20%        0.20%            --            --
Other Expenses......     0.13%(a)     0.20%(a)       0.03%         0.13%(c)
Total Fund Annual
 Expenses...........     0.58%(a)     0.50%(a)       0.88%         0.84%(c)


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


                                        FIDELITY VIP:               JANUS ASPEN  MORGAN STANLEY
                      FIDELITY VIP II:     EQUITY-     JANUS ASPEN   WORLDWIDE      EMERGING
                         CONTRAFUND        INCOME       BALANCED      GROWTH     MARKETS EQUITY
                     ----------------  -------------  -----------  -----------  --------------
FUND ANNUAL
 EXPENSES AFTER
 REIMBURSEMENT (as
 a % of average net
 assets)
Management Fees.....        0.61%           0.51%         0.79%        0.66%          0.85%
Administration
 Fees...............          --              --            --           --           0.25%
Other Expenses......        0.13%           0.07%         0.15%        0.14%          0.65%
Total Fund Annual
 Expenses...........        0.74%(d)        0.58%(d)      0.94%(e)     0.80%(e)       1.75%(f)


------------
(a) An expense reimbursement agreement which limited "Other Expenses" to 0.17% annually was in effect until December 31, 1996. "Other Expenses" and "Total Fund Annual Expenses" have been restated to reflect values as if this limitation were not in effect during 1996.
(b) These numbers reflect an expense reimbursement agreement effective through December 31, 1997 limiting "Other Expenses" to 0.17% annually. In the absence of the expense reimbursement arrangement, the "Total Fund Annual Expenses" for the year ended December 31, 1996 would have been 1.46%, 0.71%, 1.51% and 0.79% for the MainStay VP Convertible, MainStay VP High Yield Corporate Bond, MainStay VP International Equity and MainStay VP Value Portfolios, respectively. Numbers for the MainStay VP Convertible Portfolio have been annualized based on the period from October 1, 1996 (the date of inception) to December 31, 1996.
(c) "Other Expenses" are based on expenses for fiscal year 1996, and have been restated to reflect an increase in transfer agency expenses of 0.03% expected to be incurred in 1997. The "Advisory Fee" includes a performance adjustment which could cause the fee to be as high as 0.85% or as low as 0.55%, depending on performance. "Other Expenses" reflect an indirect fee of 0.03%. "Total Fund Annual Expenses" after reductions for fees paid indirectly would have been 0.81%.
(d) A portion of the brokerage commissions that these Portfolios pay was used to reduce the Portfolios' annual expenses. In addition, these Portfolios have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the "Total Fund Annual Expenses" would have been 0.71% for the Fidelity VIP II: Contrafund Portfolio and 0.56% for the Fidelity
       VIP: Equity-Income Portfolio.
(e) Janus Capital Corporation ("JCC") has agreed to reduce the advisory fee for each Portfolio to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. JCC may terminate this fee reduction at any time upon 90 days' notice to the Board of Trustees of the Janus Aspen Series. Absent such reductions, "Advisory Fees" and "Total Fund Annual Expenses" for the fiscal year ended December 31, 1996 would have been 0.92% and 1.07%, respectively, for the Janus Aspen Balanced Portfolio and 0.77% and 0.91%, respectively, for the Janus Aspen Worldwide Growth Portfolio.
(f) "Other Expenses" for the Morgan Stanley Emerging Markets Equity Portfolio are estimated for the current fiscal year. Morgan Stanley Asset Management Inc. has agreed to a reduction in its management fees and to reimburse the Portfolio if such fees would cause the "Total Fund Annual Expenses" to exceed 1.75% of average daily net assets. Absent such reductions, it is estimated that "Advisory Fees" and "Total Fund Annual Expenses" would be 1.25% and 6.17%, respectively.

SURRENDER CHARGE

   During the first nine Policy Years, a surrender charge will be assessed on a complete surrender or a requested decrease in Face Amount. The surrender charge is based on the Policy Year in which the surrender or decrease in Face Amount is made and will be deducted from the Investment Divisions and the Fixed Account in proportion to the amount in each.

   For a surrender, the maximum surrender charge is calculated by multiplying the applicable percentage shown in the table below by the surrender charge premium, which appears on page 2.1 of your Policy. A table of surrender charge premium rates per thousand appears in Appendix B to this prospectus.

                                             PERCENTAGE OF
                                               SURRENDER
POLICY YEAR                                  CHARGE PREMIUM
-----------                                 ----------------
1-5...................................          32.5%
6.....................................          26.0%
7.....................................          19.5%
8.....................................          13.0%
9.....................................           6.5%
10+ ..................................             0%


   A requested decrease in Face Amount will result in the imposition of a surrender charge equal to the difference between the surrender charge that would have been payable on a complete surrender prior to the decrease and the surrender charge that would be payable on a complete surrender after the decrease. Requested decreases and increases in Face Amount will cause a corresponding change in the amount of your surrender charge premium.

   In no event will the surrender charge exceed 50% of Premiums paid to date, less (i) any sales expense charges deducted from such Premium payments, less
(ii) any surrender charge previously deducted.

   During the first two Policy Years, the surrender charge is further limited to the sum of: (i) 30% of all Premium payments made during the first two Policy Years up to one SEC guideline annual premium, plus (ii) 10% of all Premium payments in the first two Policy Years in excess of one SEC guideline annual premium, but not more than two SEC guideline annual premiums, plus
(iii) 9% of all Premium payments in the first two Policy Years in excess of two SEC guideline annual premiums, less (iv) any sales expense charges deducted from such Premium payments, less (v) any surrender charge previously deducted. An SEC guideline annual premium is the level annual amount that would be payable in each Policy Year under certain assumptions defined by the SEC. These assumptions include cost of insurance charges based on the 1980 Commissioner's Standard Ordinary Mortality Tables, net investment earnings at an annual rate of 5%, and the guaranteed fees and charges associated with the Policy.

   The percentages specified above and/or the year in which the surrender charge is reduced may vary for individuals having a life expectancy of less than 20 years either at the time that a Policy is issued or the Face Amount is increased.

  HOW THE POLICY WORKS.

   This example is based on the illustration for the first Policy Year from page A-1, assuming a 6% hypothetical gross annual investment return and current charges:


Planned Annual Premium                                                   $7,500.00
less:      Sales expense charge (2.25%) ..............................      168.75
           Premium tax charge (2%) ...................................      150.00
           Federal tax charge (1.25%) ................................       93.75
                                                                       -----------
equals:    Net Premium ...............................................   $7,087.50

less:      Monthly contract charge
           ($7.50 per month)..........................................       90.00

less:      Charges for cost of insurance
           (varies monthly)...........................................      566.25

plus:      Net investment performance
           (varies monthly)...........................................      304.16
                                                                       -----------
equals:    Cash Value ................................................   $6,735.41
less:      Surrender charge (a percentage of surrender charge
           premium)...................................................    1,025.50
                                                                       -----------
equals:    Cash Surrender Value ......................................   $5,709.91

                                 SECTION IV:

            THE SEPARATE ACCOUNT, THE FUNDS AND THE FIXED ACCOUNT

THE SEPARATE ACCOUNT

   The Separate Account was established under the laws of Delaware as of May 24, 1996, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940 (the "1940 Act"), but such registration does not signify that the SEC supervises the management, or the investment practices or policies, of the Separate Account. The Separate Account meets the definition of "separate account" under the federal securities laws.

   Although the assets of the Separate Account belong to NYLIAC, they are held separately from the other assets of NYLIAC, and are not chargeable with liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to, or are charged against, the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. NYLIAC may accumulate in the Separate Account the charge for mortality and expense risks, monthly charges assessed against the Policy and investment results applicable to those assets that are in excess of net assets supporting the Policies.


   The Separate Account currently has 18 Investment Divisions, each of which invests solely in a corresponding Portfolio of the relevant Fund. The Investment Divisions are: MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, Alger American Small Capitalization, Calvert Socially Responsible, Fidelity VIP II: Contrafund, Fidelity VIP:
Equity-Income, Janus Aspen Balanced, Janus Aspen Worldwide Growth and Morgan Stanley Emerging Markets Equity. Investment Divisions may, subject to any required regulatory approvals, be added or deleted at the discretion of NYLIAC.


YOUR VOTING RIGHTS.

   As explained previously, contributions allocated to the Investment Divisions are invested in shares of the corresponding Portfolios of the relevant Fund. Since we own the assets of the Separate Account, we are the legal owner of the shares and, as such, have the right to vote on certain matters. Among other things, we may vote:

   o to elect the Board of Directors of the Funds;

   o to ratify the selection of independent auditors for the Funds; and

   o on any other matters described in the Funds' current prospectuses or requiring a vote by shareholders under the 1940 Act.

   The Funds are not required to hold, and do not hold, annual shareholder meetings. Whenever a shareholder vote is taken, we will give Policyowners the opportunity to instruct us how to vote the number of shares attributable to their Policies. If we do not receive instructions in time from all Policyowners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions.

   The Policyowner holds a voting interest in each Investment Division to which Cash Value is allocated. The number of votes which are available to a Policyowner will be calculated separately for each Investment Division and will be determined by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Portfolios.

OUR RIGHTS.

   We reserve the right to take certain actions in connection with the operation of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the SEC). If necessary, we will seek approval by Policyowners.

   Specifically, we reserve the right to:

   o  substitute, add or remove any Investment Division;

   o  create new separate accounts;

   o  combine the Separate Account with one or more other separate accounts;

   o operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

   o  deregister the Separate Account under the 1940 Act;

   o manage the Separate Account under the direction of a committee or discharge such committee at any time;

   o transfer the assets of the Separate Account to one or more other separate accounts; and

   o restrict or eliminate any of the voting rights of Policyowners or other persons who have voting rights as to the Separate Account.

MAINSTAY VP SERIES FUND, INC.

   The Separate Account currently invests in eleven Portfolios of the MainStay VP Series Fund, a "series" type of mutual fund established under the laws of Maryland.


   MacKay-Shields Financial Corporation ("MacKay-Shields") is the investment adviser to the MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return and MainStay VP Value Portfolios. Monitor Capital Advisors, Inc. ("Monitor") is the investment adviser to the MainStay VP Indexed Equity Portfolio, and New York Life is the investment adviser to the MainStay VP Bond and MainStay VP Growth Equity Portfolios. MacKay-Shields, Monitor and New York Life provide investment advisory services to these Portfolios in accordance with the policies, programs and guidelines established by the Board of Directors of MainStay VP Series Fund. As compensation for such services, MainStay VP Series Fund pays MacKay-Shields a fee in the form of a daily charge at an annual rate of .36%, .25%, .36%, .30%, .30%, .60%, .32% and .36% of the
aggregate average daily net assets of the MainStay VP Capital Appreciation Portfolio, the MainStay VP Cash Management Portfolio, the MainStay VP Convertible Portfolio, the MainStay VP Government Portfolio, the MainStay VP High Yield Corporate Bond Portfolio, the MainStay VP International Equity Portfolio, the MainStay VP Total Return Portfolio, and the MainStay VP Value Portfolio, respectively. MainStay VP Series Fund pays Monitor a fee in the form of a daily charge at an annual rate of .10% of the average daily net assets of the MainStay VP Indexed Equity Portfolio. MainStay VP Series Fund pays New York Life a fee in the form of a daily charge at an annual rate of .25% of the aggregate average daily net assets of each of the MainStay VP Bond and MainStay VP Growth Equity Portfolios. See the prospectus for the MainStay VP Series Fund which is attached to this Prospectus.

THE ALGER AMERICAN FUND

   The Separate Account currently invests in the Alger American Small Capitalization Portfolio of The Alger American Fund, a "series" type of mutual fund established under the laws of Massachusetts. Currently, the Alger American Small Capitalization Portfolio is the only Portfolio available through The Alger American Fund for investment by the Separate Account.

   Fred Alger Management, Inc. ("FAM") provides investment advisory services to the Alger American Small Capitalization Portfolio in accordance with the policies, programs and guidelines established by the Board of Trustees of The Alger American Fund. As compensation for such services, The Alger American Fund pays FAM a fee in the form of a daily charge at an annual rate of .85% of the average daily net assets of the Portfolio. See the prospectus for The Alger American Fund which is attached to this Prospectus.

ACACIA CAPITAL CORPORATION

   The Separate Account currently invests in the Calvert Socially Responsible Portfolio of Acacia Capital Corporation, a "series" type of mutual fund established under the laws of Maryland. Currently, the Calvert Socially Responsible Portfolio is the only Portfolio available through the Acacia Fund for investment by the Separate Account.

   Calvert Asset Management Company, Inc. ("CAM") provides investment advisory services to the Calvert Socially Responsible Portfolio in accordance with the policies, programs and guidelines established by the Board of Directors of the Acacia Fund. As compensation for such services, the Acacia Fund pays CAM a fee in the form of a daily charge at an annual rate of 0.70% of the first $500 million of the average daily net assets of the Calvert Socially Responsible Portfolio, 0.65% of the next $500 million of average daily net assets of the Portfolio, and 0.60% of the average daily net assets of the Portfolio in excess of $1 billion. This fee may be reduced or increased by up to 0.15%, depending on the performance of the Calvert Socially Responsible Portfolio relative to the Lipper Balanced Funds Index. See the prospectus for the Acacia Capital Corporation which is attached to this Prospectus.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND AND
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II


   The Separate Account currently invests in the Fidelity VIP II: Contrafund and Fidelity VIP: Equity-Income Portfolios of the Fidelity Variable Insurance Products Funds, both of which are "series" types of mutual funds established under the laws of Massachusetts. Currently, the Fidelity VIP II: Contrafund and Fidelity VIP: Equity-Income Portfolios are the only Portfolios available through the Fidelity Funds for investment by the Separate Account.

   Fidelity Management and Research Company ("FMR") provides investment advisory services to the Fidelity VIP II: Contrafund and Fidelity VIP:
Equity-Income Portfolios in accordance with the policies, programs and guidelines established by the Boards of Trustees of the Fidelity Variable Insurance Products Funds. As compensation for such services, the

Fidelity Funds pay FMR a monthly fee in the form of a charge, calculated on a monthly basis by adding a group fee rate to an individual Portfolio fee rate, and multiplying the result by the Portfolios' average net assets. The group fee rate is based on the average net assets of all the mutual fund assets advised by FMR, and cannot rise above .52%. FMR pays, at its own expense, FMR U.K. and FMR Far East an annual fee equal to 50% of its management fee rate with respect to the Fidelity VIP II: Contrafund Portfolio's investments that each sub-advisor manages on a discretionary basis. See the prospectus for the Fidelity Variable Insurance Products Funds which is attached to this Prospectus.


JANUS ASPEN SERIES

   The Separate Account currently invests in the Janus Aspen Balanced and Janus Aspen Worldwide Growth Portfolios of the Janus Aspen Series, a "series" type of mutual fund established under the laws of Delaware. Currently, the Janus Aspen Balanced and Janus Aspen Worldwide Growth Portfolios are the only Portfolios available through the Janus Aspen Series for investment by the Separate Account.

   Janus Capital Corporation ("JCC") provides investment advisory services to the Janus Aspen Balanced and Janus Aspen Worldwide Growth Portfolios in accordance with the policies, programs and guidelines established by the Board of Trustees of the Janus Aspen Series. As compensation for such services, the Janus Aspen Series pays JCC a management fee in the form of a daily charge at an annual rate of 1.00% for the first $30 million of the average daily net assets of each Portfolio, .75% of the next $270 million of the average daily net assets of each Portfolio, .70% of the next $200 million of the average daily net assets of each Portfolio, and .65% of an amount over $500 million of the average daily net assets of each Portfolio. JCC has agreed to reduce the advisory fee for each Portfolio to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. JCC may terminate this fee reduction at any time upon 90 days' notice to the Board of Trustees of the Janus Aspen Series. See the prospectus for the Janus Aspen Series which is attached to this Prospectus.

MORGAN STANLEY UNIVERSAL FUNDS, INC.

   The Separate Account currently invests in the Morgan Stanley Emerging Markets Equity Portfolio of the Morgan Stanley Universal Funds, Inc., a "series" type of mutual fund established under the laws of Maryland. Currently, the Morgan Stanley Emerging Markets Equity Portfolio is the only Portfolio available through the Morgan Stanley Fund for investment by the Separate Account.

   Morgan Stanley Asset Management Inc. ("MSAM") provides investment advisory services to the Morgan Stanley Emerging Markets Equity Portfolio in accordance with the policies, programs and guidelines established by the Board of Directors of the Morgan Stanley Fund. As compensation for such services, the Morgan Stanley Fund pays MSAM a quarterly management fee in the form of a daily charge at an annual rate of 1.25% for the first $500 million of the average daily net assets of the Portfolio, 1.20% of the next $500 million of the average daily net assets of the Portfolio, and 1.15% of the average daily net assets of the Portfolio in excess of $1 billion. MSAM has agreed to a reduction in their management fees and to reimburse the Portfolio if such fees would cause the total annual operating expenses of the Portfolio to exceed 1.75% of average daily net assets. See the prospectus for the Morgan Stanley Universal Funds, Inc. which is attached to this Prospectus.

THE PORTFOLIOS

   The assets of each Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

  THE MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

   The MainStay VP Capital Appreciation Portfolio seeks long-term growth of capital. It seeks to achieve its primary investment objective by maintaining a flexible approach towards investing in various types of companies as well as types of securities depending upon the economic environment and the relative attractiveness of the various securities markets. Generally, the Portfolio will seek to invest in securities issued by companies with investment characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share superior to that of the average common stocks comprising indices such as the Standard & Poor's 500 Composite Price Index ("S&P 500") and increasing return on investment. Dividend income, if any, is a consideration incidental to the Portfolio's objective of growth of capital.

  THE MAINSTAY VP CASH MANAGEMENT PORTFOLIO

   The MainStay VP Cash Management Portfolio seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity. It invests primarily in short-term U.S. Government Securities, obligations of banks, commercial paper, short-term corporate obligations and obligations of U.S. and non-U.S. issuers denominated in U.S. dollars. An investment in the MainStay VP Cash Management Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

  THE MAINSTAY VP CONVERTIBLE PORTFOLIO

   The MainStay VP Convertible Portfolio seeks capital appreciation together with current income. The Portfolio will invest primarily in convertible securities consisting of bonds, debentures, corporate notes, preferred stocks or other securities which are convertible into common stocks. Certain of the Portfolio's investments have speculative characteristics, as further discussed in the MainStay VP Series Fund prospectus.

  THE MAINSTAY VP GOVERNMENT PORTFOLIO


   The MainStay VP Government Portfolio seeks a high level of current income, consistent with safety of principal. It will invest primarily in U.S. Government Securities which include U.S. Treasury obligations and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The U.S. Government securities purchased for this Portfolio, but not the shares of the Portfolio themselves, are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


  THE MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

   The MainStay VP High Yield Corporate Bond Portfolio seeks maximum current income through investment in a diversified portfolio of high yield, high risk debt securities. This Portfolio seeks to achieve its primary objective by investment in a diversified portfolio of high yield debt securities which are ordinarily in the lower rating categories of recognized rating agencies that is, rated Baa to B by Moody's Investors Services, Inc. ("Moody's") or BBB to B by Standard & Poor's ("S&P"). Securities rated lower than Baa by Moody's or BBB by S&P, or, if not rated, of equivalent quality, are sometimes referred to as "high yield" securities or "junk bonds." The potential for high yield is accompanied by higher risk. Certain of the Portfolio's investments have speculative characteristics, as further discussed in the MainStay VP Series Fund Prospectus. Capital appreciation is a secondary objective which will be sought only when consistent with this Portfolio's primary objective.

  THE MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

   The MainStay VP International Equity Portfolio seeks long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective. In pursuing its investment objective, the Portfolio will seek to invest in securities that provide the potential for strong return but that do not, in MacKay-Shields' judgment, present undue or imprudent risk. The Portfolio pursues its objectives by investing its assets in a diversified portfolio of common stocks, preferred stocks, warrants and comparable equity securities. Foreign investing involves certain risks which are discussed in greater detail in the MainStay VP Series Fund prospectus.

  THE MAINSTAY VP TOTAL RETURN PORTFOLIO

   The MainStay VP Total Return Portfolio seeks to realize current income consistent with reasonable opportunity for future growth of capital and income. The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, by industry and by type. The Portfolio may invest in common stocks, convertible securities, warrants and fixed-income securities, such as bonds, preferred stocks and other debt obligations, including money market instruments.

  THE MAINSTAY VP VALUE PORTFOLIO

   The MainStay VP Value Portfolio seeks maximum long-term total return from a combination of capital growth and income. It seeks to achieve this objective by following flexible investment policies emphasizing investment in common stocks which are, in the opinion of MacKay-Shields, undervalued at the time of purchase. This Portfolio will normally invest in dividend-paying common stocks that are listed on a national securities exchange or traded in the over-the-counter market, but may also invest in non-dividend paying stocks in accordance with MacKay-Shields' judgment.

  THE MAINSTAY VP BOND PORTFOLIO

   The MainStay VP Bond Portfolio seeks the highest income over the long-term consistent with preservation of principal. It will invest primarily in fixed-income debt securities of an investment grade, but may also invest in lower-rated securities, convertible debt, and preferred and convertible preferred stock.

  THE MAINSTAY VP GROWTH EQUITY PORTFOLIO


   The MainStay VP Growth Equity Portfolio seeks long-term growth of capital, with income as a secondary consideration. It will invest principally in common stock (and securities convertible into, or with rights to purchase, common stock) of well-established, well-managed companies which appear to have better than average growth potential.

  THE MAINSTAY VP INDEXED EQUITY PORTFOLIO

   The MainStay VP Indexed Equity Portfolio seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500. Using a full replication method, the Portfolio invests in all 500 stocks in the S&P 500 in the same proportion as their representation in the S&P 500. The S&P 500 is an unmanaged index considered representative of the U.S. stock market. The MainStay VP Indexed Equity Portfolio is neither sponsored by nor affiliated with the S&P 500.

  THE ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO


   The Alger American Small Capitalization Portfolio seeks long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P Small Capitalization 600 Index, updated quarterly. Both indexes are broad indexes of small capitalization stocks. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside this combined range and in excess of that amount (up to 100% of its assets) during temporary defensive periods.


  THE CALVERT SOCIALLY RESPONSIBLE PORTFOLIO


   The Calvert Socially Responsible Portfolio seeks to achieve a total return above the rate of inflation through an actively managed nondiversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and that satisfy the social concern criteria established for this Portfolio.

  THE FIDELITY VIP II: CONTRAFUND PORTFOLIO

   The Fidelity VIP II: Contrafund Portfolio seeks long term capital appreciation. The Portfolio will normally invest in common stock or securities convertible into common stock of companies believed to be undervalued due to an overly pessimistic appraisal by the public. This Portfolio also has the flexibility to invest in any type of security that may produce capital appreciation.

  THE FIDELITY VIP: EQUITY-INCOME PORTFOLIO

   The Fidelity VIP: Equity-Income Portfolio seeks reasonable income by investing primarily in income producing equity securities. Its goal is to achieve a yield in excess of the composite yield of the S&P 500. At least 65% of this Portfolio will be invested in income producing common or preferred stock. The remainder will normally be invested in convertible and non-convertible debt obligations.


  THE JANUS ASPEN BALANCED PORTFOLIO

   The Janus Aspen Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified Portfolio that, under normal circumstances, pursues its objective by investing 40 to 60% of its assets in securities selected primarily for their growth potential and 40 to 60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stock.

  THE JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

   The Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It invests in a diversified portfolio of common stocks of foreign and domestic issuers. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even in a single country.

  THE MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO

   The Morgan Stanley Emerging Markets Equity Portfolio seeks long-term capital appreciation by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, sponsored and unsponsored ADR's and other equity securities of emerging market country issuers. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in emerging market countries in which the Portfolio's investment adviser believes the economies are developing strongly and in which the markets are becoming more sophisticated.

                                   ---------

   Additional information concerning the Funds, investment objectives and policies of the Portfolios, the risks associated with such objectives and policies, investment advisory services and charges can be found in the current prospectuses for the Funds, each of which is attached to this prospectus. The prospectuses of the Funds should be read carefully before any decision is made concerning the allocation of Premiums to an Investment Division.


   The Funds' shares may also be available to certain separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding." Shares of The Alger American Fund, the Acacia Fund, the Fidelity Funds, the Janus Aspen Series and the Morgan Stanley Fund may also be available to separate accounts of insurance companies unaffiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various contracts participating in the Funds might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.


   NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another portfolio of the Funds, or of another registered open-end management investment company, if the shares of the Portfolios are no longer available for investment or, if in NYLIAC's judgment, investment in any Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to a Policyowner's interest in an Investment Division will not be made until the Policyowner has been notified of the change.

THE FIXED ACCOUNT

   The Fixed Account is supported by the assets in the General Account. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. An interest in the

Fixed Account is not registered under the Securities Act of 1933, and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of these statutes, and NYLIAC has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may, however, be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   INTEREST CREDITING.

   Any amounts in the Fixed Account are credited with interest using a fixed interest rate, which we declare periodically. We will set this rate in advance at least annually. This rate will never be less than 4% per year. Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, the Fixed Account receive the rate in effect at that time.

   TRANSFERS TO INVESTMENT DIVISIONS.

   In each Policy Year, you may make one transfer from the Fixed Account to the Investment Divisions, subject to the following three conditions:

   1. Maximum Transfer. An amount not greater than 10% of the Fixed Account Value at the beginning of the Policy Year may be transferred during that Policy Year. During the retirement year only, however, (the Policy Year following the Insured's 65th birthday, the date you indicate in the application or another date if we approve), the 10% maximum transfer limitation does not apply.

   2. Minimum Transfer. The minimum amount that may be transferred is $500, unless we agree otherwise.

   3. Minimum Remaining Value. The Fixed Account Value remaining after the transfer must be at least $500. If the remaining Fixed Account Value would be less than $500, that amount must be included in the transfer.

   Transfer requests must be in writing on a form approved by NYLIAC.

INVESTMENT RETURN

   The investment return of a Policy is based on:

   o the Accumulation Units held in each Investment Division for that Policy;

   o the investment experience of each Investment Division as measured by its actual net rate of return;

   o  the interest rate credited on amounts held in the Fixed Account; and

   o  the interest rate credited on amounts held in the Loan Account, if any.

   The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Portfolio, any dividend or capital gains distributions declared by the Funds, and any charges against the assets of the Investment Division. This investment experience is determined at the end of each Valuation Period.

                                  SECTION V:

                       GENERAL PROVISIONS OF THE POLICY

   This section of the prospectus describes the general provisions of the Policy, and is subject to the terms of the Policy. You may review a copy of the Policy upon request.

PREMIUMS

   While the Policy is in force, Premiums may be paid at any time while the Insured is living and before the Policy Anniversary on which the Insured is age 95. Subject to certain restrictions, Premiums can be paid at any interval and by any method we make available. Premiums should be sent to our Premium Remittance Center or to the address indicated for payment on the notice. The Policyowner selects a Premium schedule in the Application and this amount, along with the amount of the first Premium, is set forth on page 2 of the Policy. You may elect not to make a planned Premium payment at any time.

   You may also make other Premium payments that are not planned. If an unplanned Premium payment would result in an increase in the Death Benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before accepting that payment and applying it to the Policy. We also reserve the right to limit the number and amount of any unplanned Premiums.

   There is no penalty if a planned Premium is not paid, since Premiums, other than the first Premium, are not specifically required. Paying planned Premiums, however, does not guarantee coverage for any period of time. Instead, the duration of the Policy depends upon the Policy's Cash Surrender Value, less any Policy Debt.

TERMINATION

   If, on a Monthly Deduction Day, the Cash Surrender Value less any Policy Debt is less than the amount of the charges to be deducted on the next Monthly Deduction Day, the Policy will go into default status and will continue for a late period of 62 days commencing with the current Monthly Deduction Day. If we do not receive a Premium sufficient to take your Policy out of default status before the end of the late period, the Policy will lapse and there will be no Cash Value or Death Benefit.

   NYLIAC will mail a notice to you at your last known address, and a copy to the last known assignee on our records, at least 31 days before the end of the late period. During the late period, the Policy remains in force. If the Insured dies during the late period, we will pay the Death Benefit. However, these proceeds will be reduced by the amount of any unpaid loan and the amount of the charges to be deducted on each Monthly Deduction Day from the beginning of the late period through the Policy month in which the Insured dies.

DEATH BENEFIT UNDER THE POLICY

   The Death Benefit is the amount payable to the named Beneficiary when the Insured dies. Upon receiving due proof of death at our Service Office, we will pay the Beneficiary the Death Benefit determined as of the date the Insured dies. All or part of the Death Benefit can be paid in cash or applied under one or more of our payment options described under "Section VI:
Additional Information--Payment Options."

   The amount of the Death Benefit is determined by whether you have chosen Life Insurance Benefit Option 1 or Life Insurance Benefit Option 2. See "Life Insurance Benefit Options" under Definition of Terms. Added to the amount determined by the selected Life

Insurance Benefit Option is the value of any additional benefits provided by rider. We pay interest on the Death Benefit from the date of death to the date the Death Benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in "Section VI: Additional Information--Payment Options." We subtract any outstanding Policy Debt and any charges incurred but not yet deducted, and then credit the interest.

   Beginning on the Policy Anniversary on which the Insured is age 95, the Face Amount, as shown on page 2 of the Policy, will no longer apply. Instead, the life insurance benefit under the Policy will equal the Cash Value, less outstanding Policy Debt. Also, no further monthly deductions will be made for cost of insurance.

  SELECTION OF LIFE INSURANCE BENEFIT TABLE.

   Under either Life Insurance Benefit Option, the Death Benefit cannot be less than the Policy's Cash Value times a percentage determined from the appropriate Code Section 7702 table. The Policyowner may choose either the "Corridor" table or the "CVAT" table, which are described below, before the Policy is issued. The Death Benefit will vary depending on which table is selected. If the Policyowner does not choose a table, the Corridor table will be used. Once the Policy is issued, the Policyowner may not change to a different table.

   Under Code Section 7702, a Policy will be treated as life insurance for federal tax purposes if at all times it meets either (1) a "cash value accumulation" test or (2) both a "guideline premium" test and a "cash value corridor" test. The CVAT table is designed to meet the cash value accumulation test, while the Corridor table is designed to meet the cash value corridor test. A Policy using the Corridor table must also satisfy the "guideline premium" test of Code Section 7702. This test limits the amount of Premiums that may be paid into the Policy.

                                 CORRIDOR TABLE

 INSURED'S AGE                   INSURED'S AGE
    ON POLICY         % OF         ON POLICY         % OF
  ANNIVERSARY      CASH VALUE     ANNIVERSARY     CASH VALUE
---------------  ------------  ---------------  ------------
      0-40            250             61             128
       41             243             62             126
       42             236             63             124
       43             229             64             122
       44             222             65             120
       45             215             66             119
       46             209             67             118
       47             203             68             117
       48             197             69             116
       49             191             70             115
       50             185             71             113
       51             178             72             111
       52             171             73             109
       53             164             74             107
       54             157            75-90           105
       55             150             91             104
       56             146             92             103
       57             142             93             102
       58             138             94             101
       59             134          95 & Over         100
       60             130

                                  CVAT TABLE

 INSURED'S AGE                              INSURED'S AGE
   ON POLICY               % OF               ON POLICY               % OF
 ANNIVERSARY            CASH VALUE          ANNIVERSARY            CASH VALUE
-------------  --------------------------  -------------  --------------------------
                 MALE    FEMALE    UNISEX                   MALE    FEMALE    UNISEX
               ------  --------  --------                 ------  --------  --------
      18         691      830       715          57         207      240       213
      19         671      803       694          58         202      233       207
      20         652      778       674          59         196      226       202
      21         634      753       654          60         191      220       197
      22         615      729       635          61         187      214       192
      23         597      705       616          62         182      208       187
      24         579      683       597          63         178      202       182
      25         564      661       579          64         173      197       178
      26         544      639       561          65         169      191       174
      27         527      618       543          66         166      186       170
      28         511      598       526          67         162      182       166
      29         494      579       509          68         159      177       162
      30         478      560       493          69         155      172       159
      31         463      541       477          70         152      168       155
      32         448      524       461          71         149      164       152
      33         433      507       446          72         146      160       149
      34         419      490       432          73         143      156       146
      35         405      474       417          74         141      152       143
      36         392      458       404          75         138      149       141
      37         380      443       391          76         136      146       138
      38         367      429       378          77         134      143       136
      39         356      415       366          78         132      140       134
      40         344      402       354          79         130      137       132
      41         333      389       343          80         128      134       130
      42         323      377       332          81         126      132       128
      43         313      365       322          82         125      130       126
      44         303      354       312          83         123      127       124
      45         294      343       303          84         122      125       123
      46         285      333       293          85         120      123       121
      47         276      323       285          86         119      121       120
      48         268      313       276          87         118      119       118
      49         260      303       268          88         116      118       117
      50         253      294       260          89         115      116       115
      51         245      286       252          90         113      114       114
      52         238      277       245          91         112      112       112
      53         231      269       238          92         110      110       110
      54         225      261       231          93         107      108       108
      55         219      254       225          94         104      104       104
      56         213      247       219       95 & Over     100      100       100

  THE EFFECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT.

   Positive investment experience in the Investment Divisions may result in a Death Benefit that will be greater than the Face Amount, but negative investment experience will never result in a Death Benefit that will be less than the Face Amount, so long as the Policy remains in force.

   Example 1: The following example shows how the Death Benefit varies as a result of investment performance on a Policy, assuming that Life Insurance Benefit Option 1 and the Corridor Table have been selected, and assuming age at death is 45:

                                               POLICY A    POLICY B
                                             ----------  ----------
Face Amount ................................   $100,000    $100,000
Cash Value on Date of Death ................   $ 50,000    $ 40,000
Code Section 7702 Life Insurance Percentage
 on Date of Death ..........................     215%        215%

The Death Benefit will equal the greater of the $100,000 Face Amount or the Cash Value times the Code Section 7702 Life Insurance Percentage. For Policy A, the Death Benefit will equal $107,500. For Policy B, the Death Benefit will equal the $100,000 Face Amount.

   Example 2: The following example shows how the Death Benefit varies as a result of investment performance on a Policy, assuming that Life Insurance Benefit Option 1 and the CVAT Table have been selected and that the Policyowner is a male, and assuming age at death is 45:

                                               POLICY A    POLICY B
                                             ----------  ----------
Face Amount ................................   $100,000    $100,000
Cash Value on Date of Death ................   $ 50,000    $ 30,000
Code Section 7702 Life Insurance Percentage
 on Date of Death ..........................     294%        294%

The Death Benefit will equal the greater of the $100,000 Face Amount or the Cash Value times the Code Section 7702 Life Insurance Percentage. For Policy A, the Death Benefit will equal $147,000. For Policy B, the Death Benefit will equal the $100,000 Face Amount.

  FACE AMOUNT CHANGES.

   You can apply in writing to have the Face Amount of your Policy increased. In addition, on or after the first Policy Anniversary, you can apply in writing to have the Face Amount of your Policy decreased. Face Amount changes may be made while the Insured is living, but only if your Policy will continue to qualify as life insurance under Code Section 7702 after the change is made. Requested decreases and increases in Face Amount will cause a corresponding change in the amount of your surrender charge premium.

   The amount of an increase in Face Amount is subject to NYLIAC's maximum retention limits. Evidence of insurability which is satisfactory to us is required for an increase. If this evidence results in a change of underwriting class, a new Policy will be issued for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day we approve your request for the increase. An increase in Face Amount may increase the cost of insurance charge.


   Decreases in coverage may be requested. The Face Amount will be reduced and the appropriate surrender charge will be deducted from the Cash Value. See "Section III: Charges Under the Policy--Surrender Charge." A decrease in Face Amount is effective on the Monthly Deduction Day on or after the Business Day we receive your request for the decrease. Decreases are subject to the Minimum Base Face Amount of $25,000.

  LIFE INSURANCE BENEFIT OPTION CHANGES.

   On or after the first Policy Anniversary, you can change the Life Insurance Benefit Option of the Policy. Any change of Option will take effect on the Monthly Deduction Day on or after the Business Day we approve your signed request. If you change from Option 1 to Option 2, the Face Amount of the Policy will be decreased by the Cash Value. No surrender charge will apply to this automatic decrease in Face Amount. If you change from Option 2 to Option 1, the Face Amount of the Policy will be increased by the Cash Value. The surrender charge premium will not be affected by changes in the Life Insurance Benefit Option. See "Section III: Charges Under the Policy--Surrender Charge."

CASH VALUE AND CASH SURRENDER VALUE

  CASH VALUE.


   After the Free Look Period, the Cash Value of the Policy is the sum of the Accumulation Value in the Separate Account, the Fixed Account Value and the Loan Account Value. Subsequent Net Premiums are allocated among the Fixed Account and the Investment Divisions according to the allocation percentages requested in the Application, or as subsequently changed by the Policyowner. A portion of your Cash Value is allocated to the Loan Account if you take a loan under your Policy. See "Section V: General Provisions of the Policy--Loans." The Cash Value also reflects various charges. See "Section
III: Charges Under the Policy."


  CASH SURRENDER VALUE.

   The Policy may be surrendered for its Cash Surrender Value, less any Policy Debt, at any time before the Insured dies. Unless a later effective date is selected, the surrender is effective on the Business Day we receive the Policy and a signed surrender request in proper form at our Service Office. The Cash Surrender Value is the Cash Value, less any surrender charges.

TRANSFERS

   All or part of the Cash Value may be transferred among Investment Divisions or from an Investment Division to the Fixed Account. Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations. See "Section IV: The Separate Account, the Funds and the Fixed Account--The Fixed Account."

   The minimum amount that may be transferred from one Investment Division to another Investment Division or to the Fixed Account, is the lesser of (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is being made. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the Fixed Account Value would be less than $500, that amount will be included in the transfer. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge $30 for each transfer in excess of twelve per year. This charge will be applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made.

   Transfer requests must be made in writing on a form approved by NYLIAC. Transfers to or from Investment Divisions will be made based on the Accumulation Unit values on the Business Day on which NYLIAC receives the transfer request.

PARTIAL WITHDRAWALS

   The owner of a Policy may make a Partial Withdrawal of the Policy's Cash Value, at any time while the Insured is living. The minimum Partial Withdrawal is $500, and at least $500 of Cash Surrender Value, plus any Policy Debt, must remain following the withdrawal. The Partial Withdrawal will be made from the Fixed Account and the Investment Divisions in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell us. There will be a processing charge equal to the lesser of $25 or 2% of the amount withdrawn applied to any Partial Withdrawal. This fee will be deducted from the remaining balance of the Fixed Account and/or Investment Divisions based on the withdrawal allocation or, if the fee amount exceeds the remaining balance, it will be deducted from the Fixed Account and/or Investment Divisions in proportion to the amount in each.

   A Partial Withdrawal will be prohibited if it would cause the Face Amount to drop below $25,000. If Life Insurance Benefit Option 1 is in effect, the Face Amount will be reduced by the amount of the Partial Withdrawal. If Life Insurance Benefit Option 2 is in effect, the Face Amount will not be changed by the amount of the Partial Withdrawal. A Partial Withdrawal will not be permitted during the first Policy Year if Life Insurance Benefit Option 1 is in effect.

LOANS

   Using the Policy as sole security, you can borrow up to the loan value of the Policy. The loan value on any given date is equal to 90% of the Cash Surrender Value, less any Policy Debt.

  LOAN ACCOUNT.

   The Loan Account secures Policy Debt and is part of our General Account. When a loan is requested, an amount is transferred to the Loan Account from the Investment Divisions and the Fixed Account (on a pro-rata basis unless you request otherwise) equal to: (1) the requested loan amount; plus (2) any Policy Debt; plus (3) the interest to the next Policy Anniversary on the requested loan amount and on any Policy Debt; minus (4) the amount in the Loan Account. On each Policy Anniversary, the Loan Account will be increased by an amount equal to the loan interest to the next Policy Anniversary on any Policy Debt. The effective date of the loan is the Business Day we make payment.

   The Loan Account Value will never be less than (a) plus (b) minus (c), where (a) is the amount in the Loan Account on the prior Policy Anniversary,
(b) is the amount of any loan taken since the prior Policy Anniversary and
(c) is any loan amount repaid since the prior Policy Anniversary. On each Policy Anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans plus interest to the next Policy Anniversary, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. Amounts transferred will first be transferred to the Fixed Account up to an amount equal to the total amounts transferred from the Fixed Account to the Loan Account. Any subsequent amounts transferred will be allocated according to your Premium allocation in effect at the time of transfer unless you tell us otherwise.

   The Loan Account Value earns interest at a rate of not less than the greater of 4% per year and the effective annual loan interest rate less 2%. Interest accrues daily and is credited on each Monthly Deduction Day.

  LOAN INTEREST.

   Unless we set a lower rate for any period, the effective annual loan interest rate is 6%, payable in arrears. Loan interest accrues each day and is compounded annually. Loan interest not paid as of the Policy Anniversary becomes part of the loan. An amount may need to be transferred to the Loan Account to cover this increased loan amount.


   On the date of death, the date the Policy ends, the date of a loan repayment or on any other date we specify, we will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.


   If we have set a rate lower than 6% per year, any subsequent increase in the interest rate shall be subject to the following conditions:

   (1) The effective date of any increase in the interest rate for loans shall not be earlier than one year after the effective date of the establishment of the previous rate.

   (2) The amount by which the interest rate may be increased shall not exceed one percent per year, but the interest shall in no event ever exceed 6%.

   (3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

   (4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, we will notify you of that increase at least 30 days prior to the effective date of the increase.

   (5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

  REPAYMENT.

   All or part of an unpaid loan can be repaid before the Insured's death or before the Policy is surrendered. Excess amounts in the Loan Account (resulting from either loan repayments or interest accrued) will be transferred in accordance with the procedures set forth in "Loan Account" above.

   If a loan is outstanding when the life insurance or surrender proceeds become payable, we will deduct the amount of any Policy Debt from these proceeds. In addition, if an unpaid loan exceeds the Cash Surrender Value of the Policy, we will mail a notice to you at your last known address, and a copy to the last known assignee on our records. All insurance will end 31 days after the date on which we mail that notice to you if the excess of the unpaid loan over the Cash Surrender Value is not paid within that 31 days.

FREE LOOK PROVISION

   The Policy contains a provision that permits cancellation by returning it to our Service Office, or to the registered representative through whom it was purchased, at any time during the Free Look Period. The Policyowner will then receive from us the greater of the Policy's Cash Value as of the date the Policy is returned or the Premiums paid, less loans and Partial Withdrawals.

EXCHANGE PRIVILEGE

   At any time within 24 months of the Issue Date, the Policyowner may exchange the Policy for a policy on a permanent plan of life insurance on the Insured which we are offering for this purpose. NYLIAC will not require evidence of insurability. Upon an exchange of a Policy, all riders and benefits will end unless we agree otherwise or unless required under state law. The replacement policy will have the same Policy Date, issue age, risk classification and initial Face Amount as the original Policy, but will not offer variable investment options such as the Investment Divisions.

   In order to exchange the Policy, we will require: (a) that the Policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for differences in premiums and cash values under the Policy and the new policy. On the Business Day we receive a written request for an exchange, the Accumulation Value of the Policy will be transferred into the Fixed Account, where it will remain until these requirements are met. The date of exchange will be the later of: (a) the Business Day you send us the Policy along with a signed request; or (b) the Business Day we receive at our Service Office, or such other location that we indicate to you in writing, the necessary payment for the exchange, if any.

                                 SECTION VI:

                            ADDITIONAL INFORMATION

DIRECTORS AND PRINCIPAL OFFICERS OF NYLIAC

DIRECTORS:                        POSITIONS DURING LAST FIVE YEARS:


Seymour Sternberg .............  Chairman of the Board, Chief Executive
                                 Officer and President of New York Life from
                                 April 1997 to date; President and Chief
                                 Operating Officer of New York Life from
                                 October 1995 to April 1997; Vice Chairman and President Elect from February 1995 to October 1995; Executive Vice President prior thereto. President of NYLIAC from November 1995 to date.

Jay S. Calhoun, III ...........  Senior Vice President and Treasurer of New
                                 York Life from March 1997 to date; Vice
                                 President and Treasurer from November 1992 to March 1997; Vice President and Associate Treasurer from March 1992 to November 1992; Corporate Vice President prior thereto. Vice President and Treasurer of NYLIAC from January 1993 to date.


Richard M. Kernan, Jr. ........  Executive Vice President and Chief
                                 Investment Officer of New York Life from
                                 March 1991 to date.

Robert D. Rock ................  Senior Vice President in charge of the
                                 Individual Annuity Department of New York
                                 Life from March 1992 to date; Vice President in charge of the Individual Annuity Department from November 1991 to March 1992; Vice President prior thereto. Senior Vice President of NYLIAC from April 1992 to date; Vice President prior thereto.


Frederick J. Sievert ..........  Vice Chairman and Executive Vice President
                                 of New York Life from January 1997 to date;
                                 Executive Vice President from February 1995 to December 1996; Senior Vice President and Chief Financial Officer--Individual
                                 Operations prior thereto. Executive Vice
                                 President of NYLIAC from November 1995 to date; Senior Vice President from June 1992 to November 1995.


Stephen N. Steinig ............  Senior Vice President and Chief Actuary of
                                 New York Life from February 1994 to date;
                                 Chief Actuary and Controller prior thereto.
                                 Senior Vice President and Chief Actuary of
                                 NYLIAC from May 1991 to date.

OFFICERS:

Patrick G. Colloton ...........  Vice President of New York Life from April
                                 1996 to date. Vice President of NYLIAC from November 1996 to date. Senior Vice President, Individual Strategic Business Unit, Business Men's Assurance Company, prior thereto.

Michael Gallo .................  Senior Vice President in charge of the
                                 Individual Life Department of New York Life from July 1995 to date; Senior Vice President--Northeastern Agencies from
                                 February 1994 to July 1995; Vice President prior thereto. Senior Vice President of NYLIAC from August 1995 to date.

Solomon Goldfinger ............  Senior Vice President in charge of Financial
                                 Management of New York Life from July 1995 to date; Senior Vice President in charge of the Individual Life Department from March 1992 to July 1995; Vice President and Actuary in charge of the Individual Life Department prior thereto. Senior Vice President of NYLIAC from April 1992 to date; Vice President from February 1992 to April 1992; Vice President and Actuary prior thereto.

Maryann L. Ingenito ...........  Vice President of New York Life from April
                                 1990 to date. Vice President and Controller
                                 (Principal Accounting Officer) of NYLIAC from December 1994 to date; Vice President and Assistant Controller prior thereto.

Lawrence R. Stoehr ............  Vice President of New York Life from March
                                 1993 to date; Corporate Vice President prior thereto. Vice President of NYLIAC from July 1994 to date; Corporate Vice President prior thereto.

FEDERAL INCOME TAX CONSIDERATIONS

   THE DISCUSSION CONTAINED HEREIN IS GENERAL IN NATURE, IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES, AND IS NOT INTENDED AS TAX ADVICE. NO ATTEMPT IS MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS AND NO REPRESENTATION IS MADE AS TO THE LIKELIHOOD OF CONTINUATION OF CURRENT FEDERAL INCOME TAX LAWS AND TREASURY REGULATIONS OR OF CURRENT INTERPRETATIONS OF THE INTERNAL REVENUE SERVICE.

   WHILE NYLIAC RESERVES THE RIGHT TO MAKE CHANGES IN THE POLICY TO ASSURE THAT IT CONTINUES TO QUALIFY AS LIFE INSURANCE FOR TAX PURPOSES, NYLIAC CANNOT MAKE ANY GUARANTEE REGARDING THE FUTURE TAX TREATMENT OF ANY POLICY. FOR COMPLETE INFORMATION ON THE IMPACT OF CHANGES WITH RESPECT TO THE POLICY AND FEDERAL AND STATE CONSIDERATIONS, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

   The ultimate effect of federal income taxes on values under the Policy and on the economic benefit to the Policyowner or Beneficiary depends upon NYLIAC's tax status, upon the terms of the Policy and upon the tax status of the individual concerned.

 TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT.

   NYLIAC is taxed as a life insurance company under Subchapter L of the Code. The Separate Account is not a separate taxable entity from NYLIAC and its operations are taken into account by NYLIAC in determining its income tax liability. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining Policy Cash Values and are automatically applied to increase the book reserves associated with the Policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the Policies.

                              CHARGES FOR TAXES.

   NYLIAC imposes a Federal Tax Charge equal to 1.25% of Premiums received under the Policy to compensate NYLIAC for the federal income tax liability it incurs under Code Section 848 by reason of its receipt of Premiums under the Policy. NYLIAC believes that this charge is reasonable in relation to the increased tax burden it incurs as a result of Section 848. No other charge is currently made to the Separate Account for federal income taxes of NYLIAC that may be attributable to the Separate Account. Periodically, NYLIAC reviews the appropriateness of charges to the Separate Account for NYLIAC's federal income taxes, and in the future, a charge may be made for federal income taxes incurred by NYLIAC that are attributable to the Separate Account. In addition, depending on the method of calculating interest on Policy Values allocated to the Fixed Account (see preceding section), a charge may also be imposed for the Policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.

                DIVERSIFICATION STANDARDS AND CONTROL ISSUES.

   In addition to other requirements imposed by the Code, a Policy will qualify as life insurance under the Code only if the diversification requirements of Code Section 817(h) are satisfied by the Separate Account. To assure that each Policy continues to qualify as life insurance for federal income tax purposes, NYLIAC intends to comply with Code
Section 817(h) and the Regulations thereunder for each Portfolio. To satisfy these diversification standards, the Regulations generally require that on the last day of each quarter of a calendar year: no more than 55% of the value of a Separate Account's assets can be represented by any one investment; no more than 70% can be represented by any two investments; no more than 80% can be represented by any three investments; and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each government agency or instrumentality is treated as a separate issuer. In addition a "look-through" rule applies to treat a pro-rata portion of each asset of each Portfolio as an asset of the Separate Account.

   The general diversification requirements of Code Section 817(h) are modified with regard to assets of the Separate Account that are direct obligations of the United States Treasury. Even if a separate account invests only in United States Treasury Securities it will be treated as adequately diversified under Code Section 817(h). In addition, for purposes of determining whether its holdings of assets other than United States Treasury Securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of a separate account's investment in United States Treasury Securities. Notwithstanding this modification of the general diversification requirements, however, the investments of the Portfolios will be structured to comply with the general diversification standards because they serve as investment vehicles for certain variable annuity contracts that must comply with the general standards.

   In connection with its issuance of temporary regulations under Code
Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which Policyowners could be permitted to direct their investments to particular divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed, and it is not clear, at this time, whether such regulations will ever be issued or what such regulations might provide. If such regulations were to be issued in the future, it is possible that the Policy might need to be modified to comply with such regulations. For these reasons, NYLIAC reserves the right to modify the Policy, as necessary, to prevent the Policyowner from being considered the owner of the assets of the Separate Account.

                       LIFE INSURANCE STATUS OF POLICY.

   NYLIAC believes that the Policy meets the statutory definition of life insurance under Code Section 7702 and that the Policyowner and Beneficiary of any Policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, the Death Benefit under the Policy will be excludable from the gross income of the Beneficiary subject to the terms and conditions of Code Section 101(a)(1). (Death benefits under a "modified endowment contract" as discussed below are treated in the same manner as death benefits under life insurance contracts that are not so classified.)

   In addition, unless the Policy is a "modified endowment contract," in which case the receipt of any loan under the Policy may result in recognition of income to the Policyowner, the Policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments thereon, under the Policy until proceeds of the Policy are received upon a surrender of the Policy or a Partial Withdrawal.

                     MODIFIED ENDOWMENT CONTRACT STATUS.

   A Policy will be a modified endowment contract if it satisfies the definition of life insurance contained in the Internal Revenue Code, but it either fails the additional "7-pay test" set forth in Code Section 7702A or was received in exchange for a modified endowment contract. A Policy will fail the 7-pay test if the accumulated amount paid under the contract at any time during the first seven contract years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. A Policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.

   While the 7-pay test is generally applied as of the time the policy is issued, certain changes in the contractual terms of a Policy will require a Policy to be retested to determine whether the change has caused the Policy to become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause the Policy to be retested as if it had originally been issued with the reduced death benefit.

   In addition, if a "material change" occurs at any time while the Policy is in force, a new 7-pay test period will start and the Policy will need to be retested to determine whether it continues to meet the 7-pay test. The term "material change" generally includes increases in death benefits, but does not include an increase in death benefits attributable to the payment of premiums necessary to fund the lowest level of death benefits payable during the first seven contract years, or which is attributable to the crediting of interest with respect to such premiums.

   Because the Policy provides for flexible Premiums, NYLIAC has instituted procedures to monitor whether increases in the Death Benefit or additional Premiums either cause the start of a new seven-year test period or cause the Policy to be a modified endowment contract. All additional Premiums will be considered in these determinations.

   If you pay a Premium that exceeds the 7-pay limit, we will notify you and give you the opportunity to prevent your Policy from becoming a modified endowment contract by requesting that the excess Premium be returned to you. If your Policy becomes a modified endowment contract, all distributions (including loans) occurring in the year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Under the Code, any distribution or loan made within two years prior to the date that a Policy fails the 7-pay test is considered to have been made in anticipation of the failure.

                     SURRENDERS AND PARTIAL WITHDRAWALS.

   Upon a surrender of a Policy for its Cash Surrender Value, less any Policy Debt, the Policyowner will recognize ordinary income for federal tax purposes to the extent that the Cash Surrender Value exceeds the investment in the contract (the total of all Premiums paid but not previously recovered plus any other consideration paid for the Policy). The tax consequences of a Partial Withdrawal from a Policy will depend upon whether the Partial Withdrawal results in a reduction of future benefits under the Policy and whether the Policy is a modified endowment contract.

   If the Policy is not a modified endowment contract, the general rule is that a Partial Withdrawal from a Policy is taxable only to the extent that it exceeds the total investment in the contract. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first 15 years after a Policy is issued and there is a cash distribution associated with that reduction. In such a case, Code Section 7702(f)(7) overrides the general rule and prescribes a formula under which the Policyowner may be taxed on all or a part of the amount distributed. After 15 years, the rule of Code Section 7702(f)(7) no longer applies so that cash distributions from a Policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the contract. NYLIAC suggests that a Policyowner consult with a tax advisor in advance of a proposed decrease in Face Amount or a Partial Withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the Policy. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered Premiums.

   Under certain circumstances, a distribution under a modified endowment contract (including a loan) may be taxable even though it exceeds the amount of accumulated income in the Policy. This can occur because for purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Code requires the aggregation of all modified endowment contracts issued to the same Policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such Policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

   If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a Partial Withdrawal or a loan), it may also be subject to a 10% penalty tax under Code Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individual Policyowners. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

                        LOANS AND INTEREST DEDUCTIONS.

   NYLIAC also believes that under current law any loan received under the Policy will be treated as Policy Debt of a Policyowner and that, unless the Policy is a modified endowment contract, no part of any loan under a Policy will constitute income to the Policyowner. If the Policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the Policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10 percent tax.

   Code Section 264 imposes stringent limitations on the deduction of interest paid or accrued on loans in connection with a Policy. In addition, under the "personal" interest limitation provisions of Code Section 163, no deduction is allowed for interest on any Policy loan if the proceeds are used for personal purposes, even if the Policy and loan otherwise meet the requirements of Code Section 264. The limitations on deductibility of personal interest may not apply to disallow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. NYLIAC suggests consultation with a tax advisor for further guidance.

                      CORPORATE ALTERNATIVE MINIMUM TAX.

   Ownership of a Policy by a corporation may affect the Policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax a corporate Policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the Death Benefits received under any Policy exceed the sum of (i) the premiums paid on that Policy in the year of death, and (ii) the corporation's basis in the Policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.


                    EXCHANGES OR ASSIGNMENTS OF POLICIES.

   A change of the Policyowner or the Insured or an exchange or assignment of a Policy may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of a Policy may result in taxable income to the transferring Policyowner. Further, Code Section 101(a) provides, subject to certain exceptions, that where a Policy has been transferred for value, only the portion of the Death Benefit that is equal to the total consideration paid for the Policy may be excluded from gross income. For complete information with respect to Policy assignments and exchanges, a qualified tax advisor should be consulted.

                              OTHER TAX ISSUES.

   Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary.

                                 WITHHOLDING.

   Under Code Section 3405, withholding is generally required with respect to certain taxable distributions under insurance contracts. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. A policyholder can elect to have either non-periodic or periodic payments made without withholding except where the Policyowner's tax identification number has not been furnished to NYLIAC or the Internal Revenue Service has notified NYLIAC that the tax identification number furnished by the Policyowner is incorrect.

REINSTATEMENT OPTION

   For a period of five years after termination, you can request that we reinstate the Policy (and any riders) during the Insured's lifetime. We will not reinstate the Policy if it has been returned for its Cash Surrender Value. Note that a termination or reinstatement may cause the Policy to become a modified endowment contract.

   Before we will reinstate the Policy, we must receive the following:

   o A payment in an amount that is sufficient to keep the Policy (and any riders) in force for at least 2 months. This payment will be in lieu of the payment of all Premiums in arrears.

   o Any unpaid loan must also be repaid, together with loan interest at 6% compounded once each year from the end of the late period to the date of reinstatement. If a loan interest rate of less than 6% is in effect when the Policy is reinstated, the interest rate for any unpaid loan at the time of reinstatement will be the same as the loan rate.

   o Evidence of insurability satisfactory to us if the reinstatement is requested more than 31 days after termination.

   If we do reinstate the Policy, the Face Amount for the reinstated Policy will be the same as it would have been if the Policy had not terminated. The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve the request for reinstatement.

ADDITIONAL BENEFITS AVAILABLE BY RIDER

   The Policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. None of these benefits depends on the investment performance of the Separate Account or the Fixed Account. An additional benefit is provided by a rider and is subject to the terms of both the Policy and the rider. The following rider is currently available.

  ADJUSTABLE TERM INSURANCE RIDER.

   This rider provides term insurance coverage on the Insured. The initial term amount is shown on page 2 of your Policy. You can also elect to change the term amount at any time. Evidence of insurability, satisfactory to us, must be furnished in connection with any request to increase the term amount.

PAYMENT OPTIONS

   Death Benefits will be paid in one sum or, if elected, all or part of the Death Benefit can be placed under one or more of the options described in this section. If we agree, the Death Benefit may be placed under some other method of payment instead. Any Death Benefits paid in one sum will bear interest compounded each year from the Insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year, and will not be less than required by law.

   While the Insured is living, you can elect or change an option. You can also elect or change one or more beneficiaries who will be the payee or payees under that option. After the Insured dies, any person who is to receive proceeds in one sum (other than an assignee) can instead elect a payment option and name payees. The person who elects an option can also name one or more successor payees to receive any amount remaining at the death of the payee. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree.

   If we agree, a payee who has elected a payment option may later elect to have any unpaid amount, or the present value of any elected payments, placed under another option described in this section. When any payment under an option would be less than $100, we may pay any unpaid amount or present value in one sum.

  PAYEES.

   Only individuals who are to receive payments in their own behalf may be named as payees or successor payees, unless we agree to some other payee. We may require proof of the age or the survival of a payee.

   It may happen that when the last surviving payee dies, we still have an unpaid amount, or there are some payments that remain to be made. If so, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

  PROCEEDS AT INTEREST OPTIONS (OPTIONS 1A AND 1B).

   The Policy proceeds may be left with us at interest. We will set the interest rate each year. This rate will be at least 3% per year.

   For the Interest Accumulation Option (Option 1A), we credit interest each year on the amount we still have. This amount can be withdrawn at any time in sums of $100 or more. We pay interest to the date of withdrawal on sums withdrawn.

   For the Interest Payment Option (Option 1B), we pay interest once each month, every 3 months, every 6 months, or once each year, as chosen, based on the amount we still have.

  LIFE INCOME OPTION (OPTION 2) (NOT AVAILABLE IN MASSACHUSETTS AND MONTANA).

   We make equal payments each month during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Death Benefit to purchase a corresponding single premium life annuity contract that is being issued when the first payment is due. Payments are based on the appropriately adjusted annuity premium rate in effect at that time, but will not be less than the corresponding minimum amount shown in the Option 2 Table, which appears in Section 9 of your Policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

   Upon request, we will state in writing what the minimum amount of each monthly payment would be under this option. It is based on the sex and adjusted age of the payee or payees. To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

 1996 AND                                                         2036 AND
  EARLIER     1997-2005    2006-2015    2016-2025    2026-2035     LATER
----------  -----------  -----------  -----------  -----------  ----------
     +2           +1           0           -1           -2           -3

   We make a payment each month while the payee is living. Payments do not change, and are guaranteed for 10 years, even if both payees die sooner.

BENEFICIARY

   A Beneficiary is any person or entity named by the Policyowner to receive the Death Benefit after the Insured dies. You name the Beneficiary when you apply for the Policy. There may be different classes of Beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

   The Beneficiary may be changed during the Insured's lifetime by writing to our Service Office or such other location that we indicate to you in writing. Generally, the change will take effect as of the date the request is signed. If no Beneficiary is living when the Insured dies, unless provided otherwise, the Death Benefit is paid to the Policyowner or, if deceased, the Policyowner's estate.

CHANGE OF OWNERSHIP

   A successor Policyowner can be named in the application, or in a signed notice that gives us the facts we need. The successor Policyowner will become the new Policyowner when you die, if you die before the Insured. If no successor Policyowner survives you and you die before the Insured, your estate becomes the new Policyowner.

   You can also change the Policyowner in a signed notice that gives us the facts we need. When this change takes effect, all rights of ownership in this Policy will pass to the new Policy owner.

   When we record a change of Policyowner or successor Policyowner, these changes will take effect as of the date of the Policyowner's signed notice, subject to any payments we made or action we took before recording these changes. We may require that these changes be endorsed in the Policy. Changing the Policyowner or naming a new successor Policyowner cancels any prior choice of Policyowner or successor Policyowner, respectively, but does not change the Beneficiary.

ASSIGNMENT

   While the Insured is living, the Policy may be assigned as collateral for a loan or other obligation. For an assignment to be binding on us, we must receive a signed copy of it at our Service Office or such other location that we indicate to you in writing. We are not responsible for the validity of any assignment.

LIMITS ON OUR RIGHTS TO CHALLENGE THE POLICY

   Except for any increases in Face Amount, other than one due solely to a change in the Life Insurance Benefit Option, we must bring any legal action to contest the validity of a Policy within two years from its Issue Date. After that we cannot contest its validity, except for failure to pay Premiums or unless the Insured died within that two year period. For any increase in the Face Amount, other than one due solely to a change in the Life Insurance Benefit Option, we must bring legal action to contest that increase within two years from the effective date of the increase.

MISSTATEMENT OF AGE OR SEX

   If the Insured's age or sex is misstated in the Policy application, the Death Benefit payable under the Policy will be adjusted based on what the Policy would provide according to the most recent mortality charge for the correct date of birth or correct sex.

SUICIDE

   If the Insured commits suicide within two years from the Issue Date or less where required by law (or, with respect to an increase in Face Amount, the effective date of the increase), and while the Policy is in force, the Policy will end, and the only amount payable to the Beneficiary will be the Premiums paid, less any Policy Debt and any Partial Withdrawals.

WHEN WE PAY PROCEEDS

   If the Policy has not terminated, payment of the Cash Surrender Value, Partial Withdrawal, loan proceeds or the Death Benefit are made within 7 days after we receive all requirements at our Service Office or such other location that we indicate to you in writing. However, we can delay payment of the Cash Surrender Value or any Partial Withdrawal from the Separate

Account, loan proceeds attributable to the Separate Account, or the Death Benefit during any period that: (1) it is not reasonably practicable to determine the amount because the New York Stock Exchange is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC, by order, permits us to delay payment in order to protect our Policyowners.

   Amounts payable from the Fixed Account may be deferred for up to 6 months from the date the request is received at our Service Office.

   We can delay payment of the entire Death Benefit if payment is contested. We investigate all death claims arising within the two-year limit on our right to challenge the Policy. Upon receiving the information from a completed investigation, we generally make a determination within 5 days as to whether the claim should be authorized for payment. Payments are made promptly after authorization. If payment of a Cash Surrender Value or Partial Withdrawal is delayed for 30 days or more, we add interest at an annual rate of 3%. We add interest to a Death Benefit from the date of death to the date of payment at the same rate as is paid under the Interest Payment Option. See "Section VI: Additional Information --Payment Options."

RECORDS AND REPORTS

   All records and accounts relating to the Separate Account and the Fixed Account are maintained by New York Life or NYLIAC. Each year we will mail you a report showing the Cash Value and Policy Debt as of the latest Policy Anniversary. This report contains any additional information required by applicable law or regulation.

SALES AND OTHER AGREEMENTS

   NYLIFE Distributors Inc., ("NYLIFE Distributors"), member, National Association of Securities Dealers, 51 Madison Avenue, New York, New York 10010 is the principal underwriter and the distributor of the Policies and is an indirect wholly-owned subsidiary of New York Life. NYLIFE Distributors is engaged in the business of underwriting and distributing units of the Separate Account and shares of open-end investment companies, including The MainStay Funds and MainStay Institutional Funds Inc.

   The commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors during a Policy's first year will not exceed 35% of the Premiums paid up to a Policy's surrender charge premium (5% in Policy Years two through ten) plus 3% of Premiums paid in excess of such amount. Commissions paid in Policy Years eleven and beyond are 2% of Premiums paid. A table of surrender charge premium rates per thousand appears in Appendix B to this prospectus.

LEGAL PROCEEDINGS


   In 1995, NYLIAC and New York Life settled a class action related to the sale of whole life and universal life insurance policies from 1982 through 1994. In entering into the settlement, NYLIAC specifically denied any wrongdoing. The settlement was approved by the judge, and has now been upheld on appeal, including a recent refusal by the New York State Court of Appeals to permit a discretionary appeal from the Appellate Division. The lone appellant has recently filed two motions in the trial court seeking to enjoin implementation of the settlement and to renew his objections to the settlement. The lone appellant may file a writ of certiorari in the United States Supreme Court during the prescribed statutory period.

   There are also actions in various jurisdictions by individual policyowners who either did or did not exclude themselves from the settlement of the nationwide class action; and in each of two jurisdictions a purported class action claiming to include numerous policyowners who excluded themselves from the settlement of the nationwide class action; and in one jurisdiction a purported class action claiming to include numerous policyowners who did not exclude themselves from the class action. Most of these actions seek substantial or unspecified compensatory and punitive damages.

   NYLIAC is also a defendant in other individual and alleged class actions arising from its insurance investment and/or operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative and investigative proceedings and inquiries.


   Given the uncertain nature of litigation and regulatory inquiries, the outcome of the above and other actions pending against NYLIAC cannot be predicted. NYLIAC nevertheless believes that the ultimate outcome of all pending litigation should not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

INDEPENDENT ACCOUNTANTS

   The financial statements of NYLIAC have been included herein in reliance upon the report of Price Waterhouse LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

   The financial statements of NYLIAC included herein should be considered only as bearing upon the ability of NYLIAC to meet its obligations under the Policy.

EXPERTS

   Actuarial matters in this prospectus have been examined by Frederick J. Garland, Jr., Actuary. An opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC.

                                  APPENDIX A
                                ILLUSTRATIONS

   The following tables demonstrate the way in which your Policy works. The tables are based on the age, initial Death Benefit and Premium as follows:

   The table is for a Policy issued to a male, non-smoker, age 45, on a medically underwritten basis, with a scheduled annual Premium of $7,500 and an initial Death Benefit of $350,000. It assumes that Life Insurance Benefit Option 1 and Code Section 7702 Corridor Table have been selected.

   The table shows how the Cash Value, Cash Surrender Value and Death Benefit would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6% or 12%. The table will assist in the comparison of the Death Benefit, Cash Value and Cash Surrender Value of the Policy with other corporate sponsored variable universal life insurance plans.

   The Death Benefit, Cash Value and Cash Surrender Value for a Policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below those averages for the period. They would also be different depending on the allocation of the Cash Value among the Investment Divisions of the Separate Account, the Fixed Account and the Loan Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6% or 12%, but varied above or below that average for individual Investment Divisions. They would also differ if any Policy loans or Partial Withdrawals were made during the period of time illustrated.

   The illustration reflects all charges under the Policy and assumes that the cost of insurance charges are based on our guaranteed maximum cost of insurance rates and reflect the deduction of all charges from the Cash Value at their guaranteed maximum levels. They also reflect a daily mortality and expense risk charge assessed against the assets of the Separate Account equivalent to an annual charge of 0.70% (on a current basis for Policy Years one through ten); 0.30% (on a current basis for Policy Years eleven and later); and 0.90% (on a guaranteed basis for all Policy Years).


   The illustration also reflects total assumed fees and expenses incurred by the Funds of 0.78% of the average daily net assets of the Funds. The total is based upon (a) 0.47% of average daily net assets, which is an average of the management fees of each Portfolio; (b) 0.14% of average daily net assets, which is an average of the administrative fees for each Portfolio; and (c) 0.18% of average daily net assets, which is an average of the other expenses after expense reimbursement for each Portfolio. Actual fees and expenses of the Funds may be more or less than the amounts illustrated and will depend on the allocations made by the Policyowner.

   An expense reimbursement agreement which limited "Other Expenses" to 0.17% annually was in effect until December 31, 1996 for the MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Government, MainStay VP Total Return, MainStay VP Bond, MainStay VP Growth Equity and MainStay VP Indexed Equity Portfolios. "Other Expenses" and "Total Fund Annual Expenses" have been restated to reflect the absence of the limitation in 1996. "Other Expenses" and "Total Fund Annual Expenses" for the MainStay VP Convertible, MainStay VP High Yield Corporate Bond, MainStay VP International Equity and MainStay VP Value Portfolios reflect an expense reimbursement agreement effective through December 31, 1997 limiting "Other Expenses" to 0.17% annually. In the absence of the expense reimbursement arrangement the "Total Fund Annual Expenses" for the year ended December 31, 1996 would have been 1.46%, 0.71%, 1.51% and 0.79% for the MainStay VP Convertible, MainStay VP High Yield Corporate Bond, MainStay VP International Equity and MainStay VP Value Portfolios, respectively. Numbers for the MainStay VP Convertible Portfolio have been annualized based on the period October 1, 1996 (the date of inception) to December 31, 1996.

   For the Calvert Socially Responsible Portfolio, "Other Expenses" are based on expenses for fiscal year 1996, and have been restated to reflect an increase in transfer agency expenses of 0.03% expected to be incurred in 1997. The "Advisory Fee" includes a performance adjustment which could cause the fee to be as high as 0.85% or as low as 0.55%, depending on performance. "Other Expenses" reflect an indirect fee of 0.03%. "Total Fund Annual Expenses" after reductions for fees paid indirectly would have been 0.81%.

   A portion of the brokerage commissions that Fidelity VIP II: Contrafund and Fidelity VIP: Equity-Income Portfolios pay was used to reduce the Portfolios' annual expenses. In addition, these Portfolios have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the "Total Fund Annual Expenses" would have been 0.71% for the Fidelity VIP II: Contrafund Portfolio and 0.56% for the Fidelity VIP: Equity-Income Portfolio.

   Janus Capital Corporation ("JCC") has agreed to reduce the advisory fee for both Janus Portfolios to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. JCC may terminate this fee reduction at any time upon 90 days' notice to the Board of Trustees of the Janus Aspen Series. Absent such reductions, "Advisory Fees" and "Total Fund Annual Expenses" for the fiscal year ended December 3, 1996 would have been: 0.92% and 1.07%, respectively, for the Janus Aspen Balanced Portfolio and 0.77% and 0.91%, respectively, for the Janus Aspen Worldwide Growth Portfolio.

   "Other Expenses" for the Morgan Stanley Emerging Markets Equity Portfolio are estimated for the current fiscal year. Morgan Stanley Asset Management Inc. has agreed to a reduction in its management fees and to reimburse the Morgan Stanley Emerging Markets Equity Portfolio if such fees would cause the "Total Fund Annual Expenses" to exceed 1.75% of average daily net assets. Absent such reductions, it is estimated that "Advisory Fees" and "Total Fund Annual Expenses" for the current fiscal year would be 1.25% and 6.17%, respectively.

   Taking into account the assumed charges for mortality and expense risks in the Separate Account and the average fees and expenses of the Funds, the gross rates of return of 0%, 6% and 12% would correspond to actual net investment returns of -1.48%, 4.52% and 10.52%, respectively, based on the current charge for mortality and expense risks, applicable to Policy Years one through ten; -1.08%, 4.92% and 10.92%, respectively, based on the current charge for mortality and expense risks, applicable to Policy Years eleven and later; and -1.68%, 4.32% and 10.32%, respectively, based on the guaranteed maximum charge for mortality and expense risks, applicable to all Policy Years.


The second column of the tables show the amount which would accumulate if an amount equal to the first Premium were invested and earned interest, after taxes, at 5% per year, compounded annually.

   NYLIAC will furnish upon request a comparable illustration using the age, sex and underwriting classification of an Insured for any initial Death Benefit and Premium requested. In addition to an illustration assuming Policy charges at their maximum, we will furnish an illustration assuming current Policy charges and current cost of insurance rates.

         CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE ISSUE AGE: 45, NON-SMOKER, MEDICALLY UNDERWRITTEN CLASS
SCHEDULED ANNUAL PREMIUM: $7,500
INITIAL FACE AMOUNT: $350,000
SECTION 7702 CORRIDOR TABLE/LIFE INSURANCE BENEFIT OPTION 1

                           ASSUMING CURRENT CHARGES




                                       END OF YEAR DEATH BENEFIT(2)
                TOTAL PREMIUMS PAID    ASSUMING HYPOTHETICAL GROSS
                PLUS INTEREST AT 5%    ANNUAL INVESTMENT RETURN OF
                 AS OF END OF YEAR  ---------------------------------
 POLICY YEAR            (1)             0%         6%           12%
-------------  -------------------  ---------  ---------   ----------
       1                7,875         350,000    350,000      350,000
       2               16,144         350,000    350,000      350,000
       3               24,826         350,000    350,000      350,000
       4               33,942         350,000    350,000      350,000
       5               43,514         350,000    350,000      350,000
       6               53,565         350,000    350,000      350,000
       7               64,118         350,000    350,000      350,000
       8               75,199         350,000    350,000      350,000
       9               86,834         350,000    350,000      350,000
      10               99,051         350,000    350,000      350,000
      15              169,931         350,000    350,000      350,000
      20              260,394         350,000    350,000      526,186
      30              523,206         350,000    431,364    1,407,756


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


                                                             END OF YEAR
                    END OF YEAR CASH VALUE(2)          CASH SURRENDER VALUE(2)
                   ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
                   ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
               ---------------------------------  --------------------------------
 POLICY YEAR       0%         6%          12%         0%         6%          12%
-------------  ---------  ---------  -----------  ---------  ---------  ----------
       1           6,331      6,735        7,140      5,306      5,710       6,115
       2          12,483     13,688       14,942     11,457     12,662      13,917
       3          18,492     20,904       23,516     17,466     19,878      22,490
       4          24,347     28,383       32,931     23,322     27,357      31,905
       5          30,054     36,141       43,283     29,028     35,116      42,257
       6          35,605     44,185       54,666     34,786     43,366      53,847
       7          40,987     52,514       67,183     40,371     51,898      66,567
       8          46,083     61,027       80,846     45,674     60,618      80,437
       9          51,113     69,950       95,997     50,907     69,743      95,790
      10          56,075     79,299      112,796     56,075     79,299     112,796
      15          79,413    133,860      231,278     79,413    133,860     231,278
      20          97,443    201,321      431,300     97,443    201,321     431,300
      30         114,197    403,144    1,315,660    114,197    403,144   1,315,660


------------
(1) All premiums are illustrated as if made at the beginning of the Policy
    Year.
(2) Assumes no Policy loan or Partial Withdrawal has been made.

   IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE POLICYOWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NO REPRESENTATIONS CAN BE MADE BY NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION OR THE SEPARATE ACCOUNT OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

         CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE ISSUE AGE: 45, NON-SMOKER, MEDICALLY UNDERWRITTEN CLASS
SCHEDULED ANNUAL PREMIUM: $7,500
INITIAL FACE AMOUNT: $350,000
SECTION 7702 CORRIDOR TABLE/LIFE INSURANCE BENEFIT OPTION 1

                         ASSUMING GUARANTEED CHARGES




                                       END OF YEAR DEATH BENEFIT(2)
                TOTAL PREMIUMS PAID    ASSUMING HYPOTHETICAL GROSS
                PLUS INTEREST AT 5%    ANNUAL INVESTMENT RETURN OF
                 AS OF END OF YEAR  ---------------------------------
 POLICY YEAR            (1)             0%         6%          12%
-------------  -------------------  ---------  ---------  -----------
       1                7,875         350,000    350,000    350,000
       2               16,144         350,000    350,000    350,000
       3               24,826         350,000    350,000    350,000
       4               33,942         350,000    350,000    350,000
       5               43,514         350,000    350,000    350,000
       6               53,565         350,000    350,000    350,000
       7               64,118         350,000    350,000    350,000
       8               75,199         350,000    350,000    350,000
       9               86,834         350,000    350,000    350,000
      10               99,051         350,000    350,000    350,000
      15              169,931         350,000    350,000    350,000
      20              260,394         350,000    350,000    384,562
      30              523,206               0    350,000    980,236


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)



                                                         END OF YEAR
                  END OF YEAR CASH VALUE(2)        CASH SURRENDER VALUE(2)
                 ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
                 ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF
               ------------------------------  ------------------------------
 POLICY YEAR       0%        6%         12%        0%        6%         12%
-------------  --------  ---------  ---------  --------  ---------  ---------
       1          5,147      5,508      5,871     4,121      4,483      4,846
       2         10,109     11,156     12,250     9,083     10,131     11,224
       3         14,893     16,955     19,196    13,867     15,930     18,170
       4         19,465     22,876     26,735    18,439     21,850     25,709
       5         23,831     28,930     34,940    22,805     27,905     33,915
       6         27,998     35,132     43,893    27,179     34,313     43,074
       7         31,935     41,455     53,648    31,319     40,839     53,032
       8         35,611     47,877     64,269    35,202     47,468     63,860
       9         39,034     54,413     75,871    38,828     54,207     75,665
      10         42,174     61,043     88,548    42,174     61,043     88,548
      15         53,096     95,464    173,225    53,096     95,464    173,225
      20         53,725    131,536    315,215    53,725    131,536    315,215
      30              0    201,961    916,108         0    201,961    916,108


------------
(1) All premiums are illustrated as if made at the beginning of the Policy
    Year.
(2) Assumes no Policy loan or Partial Withdrawal has been made.

   IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE POLICYOWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NO REPRESENTATIONS CAN BE MADE BY NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION OR THE SEPARATE ACCOUNT OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                  APPENDIX B

                 SURRENDER CHARGE PREMIUM RATES PER THOUSAND

   The surrender charge premium for the Policy at the time of issue is equal to (a X b) / 1000 where (a) is the surrender charge premium rates per thousand applicable to the age of the Insured on the Policy Date, as set forth in the table below, and (b) is the initial Face Amount.

        SURRENDER CHARGE
         PREMIUM RATES
 AGE      PER THOUSAND
-----  ----------------
  18          2.60
  19          2.80
  20          3.00
  21          3.20
  22          3.40
  23          3.60
  24          3.80
  25          4.00
  26          4.20
  27          4.40
  28          4.60
  29          4.80
  30          5.00
  31          5.20
  32          5.40
  33          5.60
  34          5.80
  35          6.00
  36          6.30
  37          6.60
  38          6.90
  39          7.20
  40          7.50
  41          7.80
  42          8.10
  43          8.40
  44          8.70
  45          9.00
  46          9.60
  47         10.20
  48         10.80
  49         11.40
  50         12.00
  51         12.60
  52         13.20
  53         13.80
  54         14.40
  55         15.00
  56         16.40
  57         17.80
  58         19.20
  59         20.60
  60         22.00
  61         23.60
  62         25.20
  63         26.80
  64         28.40
  65         30.00
  66         31.80
  67         33.60
  68         35.40
  69         37.20
  70         39.00
  71         41.40
  72         43.80
  73         46.20
  74         48.60
  75         51.00
  76         54.00
  77         57.00
  78         60.00
  79         63.00
  80         66.00
  81         69.60
  82         73.20
  83         76.80
  84         80.40
  85         84.00

               NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
        (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)
                                BALANCE SHEET


                                                                  DECEMBER 31,
                                                             --------------------
                                                                1996       1995
                                                             ---------  ---------
                                                                 (IN MILLIONS)
                                      ASSETS
Fixed maturities
 Available for sale, at fair value..........................   $11,854    $12,237
 Held to maturity, at amortized cost........................       647        566
Equity securities...........................................        70         70
Mortgage loans..............................................     1,113      1,003
Real estate.................................................       151        141
Policy loans................................................       464        435
Other long-term investments.................................        17         17
                                                             ---------  ---------
 Total investments..........................................    14,316     14,469

Cash and cash equivalents...................................       236        326
Deferred policy acquisition costs...........................       691        511
Other assets................................................       252        236
Separate account assets.....................................     2,445      1,444
                                                             ---------  ---------
 Total assets...............................................   $17,940    $16,986
                                                             =========  =========
                       LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances.............................   $13,163    $12,853
Future policy benefits......................................       251        233
Policy claims...............................................        57         81
Deferred income taxes.......................................        47        156
Other liabilities...........................................       333        591
Separate account liabilities................................     2,403      1,396
                                                             ---------  ---------
 Total liabilities..........................................    16,254     15,310
STOCKHOLDER'S EQUITY
Capital stock--par value $10,000 (20,000 shares authorized,
 2,500 issued and outstanding)..............................        25         25
Additional paid in capital..................................       480        480
Net unrealized gains on investments.........................        68        227
Retained earnings...........................................     1,113        944
                                                             ---------  ---------
 Total stockholder's equity.................................     1,686      1,676
                                                             ---------  ---------
 Total liabilities and stockholder's equity.................   $17,940    $16,986
                                                             =========  =========


               See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
        (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)
                             STATEMENT OF INCOME

                                               YEAR ENDED DECEMBER 31,
                                             -------------------------
                                               1996     1995     1994
                                             -------  -------  -------
                                                    (IN MILLIONS)
REVENUES
 Universal life and annuity fees............  $  234   $  224   $  194
 Net investment income .....................   1,048    1,012    1,014
 Net realized investment gains (losses) ....      65       38      (41)
 Other income...............................      58       71       57
                                             -------  -------  -------
  Total revenues............................   1,405    1,345    1,224
                                             -------  -------  -------
EXPENSES
 Interest credited to policyholders'
  account balances..........................     723      742      609
 Policyholder benefits......................     117      168      154
 Operating expenses.........................     299      239      278
                                             -------  -------  -------
  Total expenses............................   1,139    1,149    1,041
                                             -------  -------  -------
Income before Federal income taxes..........     266      196      183

Federal income taxes:
 Current....................................     121       84       97
 Deferred...................................     (24)      (8)     (10)
                                             -------  -------  -------
  Total Federal income taxes................      97       76       87
Net income..................................  $  169   $  120   $   96
                                             =======  =======  =======

               See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
        (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)
                 STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY


                                                        YEAR ENDED DECEMBER 31,
                                                     ---------------------------
                                                        1996      1995     1994
                                                     --------  --------  -------
                                                             (IN MILLIONS)
Statutory capital and surplus, beginning of year as
 previously reported ...............................    $  --    $   --   $  780
Cumulative effect of comprehensive change in basis
 of accounting (Note 2).............................       --        --      532
                                                     --------  --------  -------
Stockholder's equity, beginning of year as
 adjusted...........................................    1,676     1,141    1,312
Net income..........................................      169       120       96
Change in unrealized gains and losses on
 investments........................................     (159)      415     (197)
Dividends paid to stockholder.......................       --        --      (70)
                                                     --------  --------  -------
Stockholder's equity, end of year...................   $1,686    $1,676   $1,141
                                                     ========  ========  =======


               See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
        (a wholly owned subsidiary of New York Life Insurance Company)
                           STATEMENT OF CASH FLOWS


                                                                  YEAR ENDED DECEMBER 31,
                                                             -------------------------------
                                                                1996       1995       1994
                                                             ---------  ---------  ---------
                                                                       (IN MILLIONS)
Cash Flows from Operating Activities:
 Net Income.................................................   $   169    $   120    $    96
 Adjustments to reconcile net income to net cash provided
  by (used for) operating activities:
  Depreciation and amortization.............................       (18)       (26)       (43)
  Capitalization of deferred policy acquisition costs ......      (151)      (126)      (111)
  Amortization of deferred policy acquisition costs ........       107         86        139
  Policyholder expense charge...............................      (188)      (183)      (168)
  Interest credited to policyholders' account balances .....       723        742        609
  Net realized investment (gains) losses....................       (65)       (38)        41
  Deferred income taxes.....................................       (24)        (8)       (10)
  Decrease in net separate account assets...................         6         17          2
  (Increase) decrease in other assets and other
    liabilities.............................................      (127)       308       (179)
  (Decrease) increase in policy claims......................       (24)         8         19
  Increase (decrease) in future policy benefits.............        18        (80)        33
                                                             ---------  ---------  ---------
   Net cash provided by operating activities................       426        820        428
                                                             ---------  ---------  ---------
Cash Flows from Investing Activities:
 Proceeds from sale of available for sale fixed maturities .     5,787      2,370      3,120
 Proceeds from maturity of available for sale fixed
  maturities................................................     1,505        930      1,266
 Proceeds from maturity of held to maturity fixed
 maturities.................................................       141        103        160
 Proceeds from sale of equity securities....................        47         40         25
 Proceeds from repayment of mortgage loans..................       143        244        138
 Proceeds from sale of real estate..........................        55         13         16
 Proceeds from other invested assets........................         4         31         --
 Cost of available for sale fixed maturities acquired ......    (7,447)    (4,320)    (4,605)
 Cost of held to maturity fixed maturities acquired ........       (95)      (162)      (135)
 Cost of equity securities acquired.........................       (43)       (12)        (1)
 Cost of mortgage loans acquired............................      (280)      (320)      (139)
 Cost of real estate acquired...............................       (35)       (14)       (54)
 Cost of other invested assets acquired.....................        (8)        (5)       (16)
 Policy loans...............................................       (29)       (25)       (31)
 Securities sold under agreements to repurchase (net) ......       (37)      (168)       105
                                                             ---------  ---------  ---------
   Net cash used in investing activities....................      (292)    (1,295)      (151)
                                                             ---------  ---------  ---------
Cash Flows from Financing Activities:
 Policyholders' account balances:
  Deposits..................................................     1,069      1,252      1,153
  Withdrawals...............................................      (562)      (751)      (793)
  Net transfers to the separate accounts....................      (733)      (238)      (172)
 Other, net.................................................        --        (52)       (70)
                                                             ---------  ---------  ---------
   Net cash (used in) provided by financing activities .....      (226)       211        118
                                                             ---------  ---------  ---------
Effect of exchange rate changes on cash and cash
 equivalents................................................         2         (1)         1
                                                             ---------  ---------  ---------
Net (decrease) increase in cash and cash equivalents .......       (90)      (265)       396
Cash and cash equivalents, beginning of year................       326        591        195
                                                             ---------  ---------  ---------
Cash and cash equivalents, end of year......................   $   236    $   326    $   591
                                                             =========  =========  =========


               See accompanying notes to financial statements.

               NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
        (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        NOTES TO FINANCIAL STATEMENTS

                          DECEMBER 31, 1996 AND 1995

NOTE 1 -- NATURE OF OPERATIONS


   New York Life Insurance and Annuity Corporation ("NYLIAC") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC offers a wide variety of interest sensitive insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, the District of Columbia and Taiwan, primarily through its agency force. In addition, NYLIAC markets Corporate Owned Life Insurance through independent brokers and brokerage general agents.


NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

   The accompanying financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

COMPREHENSIVE CHANGE IN BASIS OF ACCOUNTING


   In 1996, NYLIAC adopted Financial Accounting Standards Board ("FASB") Interpretation No. 40 "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises," as amended by Statement of Financial Accounting Standards ("SFAS") No. 120 "Accounting and Reporting by Mutual Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts," effective for fiscal years beginning after December 15, 1995. Prior to the effective date of the Interpretation, NYLIAC, consistent with industry practice, issued financial statements in accordance with statutory accounting practices which were considered GAAP for mutual life insurance companies and their life insurance subsidiaries. Interpretation No. 40 establishes a new definition of GAAP for mutual life insurance companies and their life insurance subsidiaries. Under the Interpretation, financial statements of mutual life insurance companies and their life insurance subsidiaries which are prepared on the basis of statutory accounting practices, are no longer characterized as in conformity with GAAP.


   As a result, NYLIAC has prepared financial statements for the year ended December 31, 1996 in accordance with GAAP. Financial statements for the years ended December 31, 1995, 1994 and 1993, which were previously prepared on the basis of statutory accounting, have been restated in accordance with GAAP. The cumulative effect of the comprehensive change in basis of accounting of $532 million has been recorded as an increase in the beginning of year equity for the year ended December 31, 1994, the earliest year presented herein (See
Note 14 for a reconciliation of NYLIAC's statutory surplus and statutory net income with stockholder's equity and net income on a GAAP basis).

INVESTMENTS

   Fixed maturity investments, which NYLIAC has both the ability and the intent to hold to maturity, are stated at amortized cost. Investments identified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in equity, net of deferred taxes and related adjustments. The cost basis of fixed maturities is adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net income. Equity securities are carried at fair value. Unrealized gains and losses related to such securities are reflected in equity, net of deferred taxes and related adjustments. Realized losses are recognized in net income for other than temporary declines in fair value. Mortgage loans are carried at unpaid principal balances, net of impairment allowances, and are generally secured. Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Policy loans are stated at the aggregate balance due. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender. Cash equivalents include investments that have maturities of 90 days or less at date of purchase and are carried at amortized cost, which approximates fair value. Short-term investments are included in fixed maturities on the balance sheet, and are carried at amortized cost, which approximates fair value.


   Derivative financial instruments used by NYLIAC to hedge exposure to interest rate and foreign currency fluctuations are accounted for on an accrual basis. Realized gains and losses related to contracts that are effective hedges on specific assets are deferred and recognized in net income in the same period as gains and losses on the hedged assets. Amounts payable or receivable under interest rate, currency and commodity swap agreements and interest rate floor agreements are recognized as investment income or expense when earned. Premiums paid for interest rate floor agreements are amortized into interest expense over the life of the agreement. Unamortized premiums are included in other assets in the balance sheet. Unrealized gains and losses on foreign currency forward exchange contracts are reported in equity. Realized gains and losses are recognized in net income upon termination or maturity of the contracts.

DEFERRED POLICY ACQUISITION COSTS

   The costs of acquiring new business and certain costs of issuing policies that vary with and are primarily related to the production of new business have been deferred and recorded as an asset in the balance sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. Acquisition costs for universal life and annuity contracts are amortized in proportion to estimated gross profits over the effective life of these contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization.

   The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in stockholder's equity.

RECOGNITION OF INCOME AND RELATED EXPENSES


   Amounts received under universal life and annuity contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.


POLICYHOLDERS' ACCOUNT BALANCES


   Policyholders' account balances on universal life and annuity contracts are equal to cumulative deposits plus credited interest less withdrawals and charges.

 FEDERAL INCOME TAXES

   NYLIAC is a member of a group which files a consolidated Federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit determined on a separate company basis. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Adjustments to such estimates are recorded in net income. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

   Current Federal income taxes include a provision for NYLIAC's allocable share of the equity base tax applicable to mutual life insurance companies and their subsidiaries. The amount recorded is based on NYLIAC's estimate of the differential earnings rate used to compute the equity base tax.

REINSURANCE

   NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

SEPARATE ACCOUNTS


   NYLIAC has established separate accounts with varying investment objectives which are segregated from NYLIAC's general account and are maintained for the benefit of separate account contractholders and NYLIAC. Separate account assets are stated at market value. The liability for separate accounts represents contractholders' interests in the separate account assets, including accumulated net investment income and realized and unrealized gains and losses on those assets.


FAIR VALUES OF FINANCIAL INSTRUMENTS

   Fair values of various assets and liabilities are included throughout the notes to financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans is reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values for policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values for derivative financial instruments are included in Note 10 -- Derivative Financial Instruments and Risk Management. Fair values for repurchase agreements are included in Note 11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES


   The development of liabilities for future policy benefits and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for liabilities for future policy benefits and deferred policy acquisition costs.


   NYLIAC's investments are primarily comprised of fixed maturities and mortgage loans. Significant changes in prevailing interest rates and geographic conditions may adversely affect the timing and amount of cash flows on such investments, as well as their related values. A significant decline in the market value of these investments could have an adverse affect on NYLIAC's balance sheet.

   NYLIAC regularly invests in mortgage-backed securities and other securities subject to prepayment and call risk. Significant changes in prevailing interest rates may adversely affect the timing and amount of cash flows on such securities. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment speeds will differ from original estimates and may result in material adjustments to amortization or accretion recorded in future periods.

   As a subsidiary of a mutual life insurance company, NYLIAC is subject to a tax on its equity base. The rates applied to NYLIAC's equity base are determined annually by the Internal Revenue Service ("IRS") after comparison of mutual life insurance company earnings for the year to the average earnings of the 50 largest stock life insurance companies for the prior three years. Due to the timing of earnings information, estimates of the current year's tax must be made by management. The ultimate amounts of equity base tax incurred may vary considerably from the original estimates.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

   For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, NYLIAC has determined an estimated fair value using either a discounted cash flow approach (including provisions for credit risk, generally based upon the assumption such securities will be held to maturity) or a proprietary matrix pricing model.

   At December 31, 1996 and 1995, the maturity distribution of fixed maturities was as follows (in millions):

                                                   1996                       1995
                                        -------------------------  -------------------------
                                          AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
                                            COST       FAIR VALUE      COST       FAIR VALUE
                                        -----------  ------------  -----------  ------------
AVAILABLE FOR SALE
------------------
Due in one year or less ...............    $   489      $   491       $   755      $   762
Due after one year through five years .      3,019        3,039         2,782        2,850
Due after five years through ten
 years.................................      2,122        2,151         1,642        1,736
Due after ten years....................      2,030        2,091         1,795        1,967
Asset-backed securities:
 Government or government agency ......      2,866        2,916         4,089        4,233
 Other.................................      1,168        1,166           657          689
                                        -----------  ------------  -----------  ------------
 Total Available for Sale..............    $11,694      $11,854       $11,720      $12,237
                                        ===========  ============  ===========  ============

                                                   1996                       1995
                                        -------------------------  -------------------------
                                          AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
                                            COST       FAIR VALUE      COST       FAIR VALUE
                                        -----------  ------------  -----------  ------------
HELD TO MATURITY
----------------
Due in one year or less ...............     $ 24          $ 24         $ 29          $ 29
Due after one year through five years .      192           194          232           237
Due after five years through ten
 years.................................      235           241          208           221
Due after ten years....................      100           105           67            75
Asset-backed securities................       96            96           30            31
                                        -----------  ------------  -----------  ------------
 Total Held to Maturity ...............     $647          $660         $566          $593
                                        ===========  ============  ===========  ============

   At December 31, 1996 and 1995, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):


                                                             1996
                                    -----------------------------------------------------
                                      AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
                                        COST         GAINS         LOSSES      FAIR VALUE
                                    -----------  ------------  ------------  ------------
AVAILABLE FOR SALE
------------------
U.S. Treasury and U.S. Government
 corporations and agencies.........    $ 1,243        $ 24          $ 7         $ 1,260
U.S. agencies, state and
 municipal.........................      2,561          64           15           2,610
Foreign governments................        191          13            1             203
Corporate..........................      6,531         131           47           6,615
Other..............................      1,168          19           21           1,166
                                    -----------  ------------  ------------  ------------
 Total Available for Sale..........    $11,694        $251          $91         $11,854
                                    ===========  ============  ============  ============
HELD TO MATURITY
----------------
Corporate..........................    $   551        $ 15          $ 2         $   564
Asset-backed securities............         96          --           --              96
                                    -----------  ------------  ------------  ------------
 Total Held to Maturity............    $   647        $ 15          $ 2         $   660
                                    ===========  ============  ============  ============



                                                             1995
                                    -----------------------------------------------------
                                      AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
                                        COST         GAINS         LOSSES      FAIR VALUE
                                    -----------  ------------  ------------  ------------
AVAILABLE FOR SALE
------------------
U.S. Treasury and U.S. Government
 corporations and agencies.........    $ 1,840        $ 82          $ 2         $ 1,920
U.S. agencies, state and
 municipal.........................      3,563         150            8           3,705
Foreign governments................        318          26            1             343
Corporate..........................      5,342         249           11           5,580
Other..............................        657          33            1             689
                                    -----------  ------------  ------------  ------------
 Total Available for Sale..........    $11,720        $540          $23         $12,237
                                    ===========  ============  ============  ============
HELD TO MATURITY
----------------
Corporate..........................    $   536        $ 26          $--         $   562
Asset-backed securities............         30           1           --              31
                                    -----------  ------------  ------------  ------------
 Total Held to Maturity............    $   566        $ 27          $--         $   593
                                    ===========  ============  ============  ============


EQUITY SECURITIES

   Estimated fair value for equity securities, substantially all of which have a readily ascertainable market value, has been determined using quoted market prices.

   At December 31, 1996 and 1995, the distribution of gross unrealized gains and losses on equity securities is as follows (in millions):

                  UNREALIZED    UNREALIZED    ESTIMATED
          COST      GAINS         LOSSES      FAIR VALUE
        ------  ------------  ------------  ------------
1996...   $63        $ 8            $1           $70
1995...   $45        $28            $3           $70

 MORTGAGE LOANS

   NYLIAC's mortgage loans are diversified by property type, location and borrower. Mortgage loans are collateralized by the related property and generally approximate 75% of the property's value at the time the original loan is made. The carrying value of mortgage loans was $1,113 million and $1,003 million at December 31, 1996 and 1995, respectively.


   The fair market value of the mortgage loan portfolio at December 31, 1996 and 1995, is estimated to be $1,194 million and $1,103 million, respectively. Market values are determined by discounting the projected cash flow for each individual loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.


   At December 31, 1996, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $25 million, all at a fixed market rate of interest. These commitments are diversified by property type and geographic region.


   Allowances related to mortgage loans were $20 million at December 31, 1996 and 1995. The activity in the allowances as of December 31, 1996 and 1995, is summarized below (in millions):


                         1996    1995
                        ------  ------
Beginning balance ....   $20     $19
Charged to net loss  .    (1)     (5)
Principal write-offs       1       6
                       ------  ------
Ending balance........   $20     $20
                       ======  ======


   Impaired mortgage loans along with specific allowances for losses as of December 31, 1996 and 1995, were as follows (in millions):



                                1996    1995
                               ------  ------
Impaired mortgage loans with
 provisions for losses.......   $ 39    $ 51
Provision for losses.........    (14)    (13)
                              ------  ------
Net impaired mortgage loans .   $ 25    $ 38
                              ======  ======


   NYLIAC accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on problem loans is generally recognized on a cash basis. Cash payments on loans in the process of foreclosure are generally treated as a return of principal.

   At December 31, 1996 and 1995, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                       1996      1995
                     --------  --------
Property Type:
 Office building ..   $  643    $  639
 Retail............      235       184
 Apartments........      179       151
 Other.............       56        29
                    --------  --------
  Total............   $1,113    $1,003
                    ========  ========
Geographic Region:
 Central...........   $  246    $  207
 Pacific...........      133       131
 Middle Atlantic ..      377       365
 South Atlantic ...      307       273
 New England.......       33        12
 Other.............       17        15
                    --------  --------
  Total............   $1,113    $1,003
                    ========  ========

REAL ESTATE

   At December 31, 1996 and 1995, NYLIAC's real estate portfolio consisted of the following (in millions):

                                 1996    1995
                                ------  ------
Investment ...................   $105    $101
Acquired through foreclosure       39      40
Real estate joint ventures  ..      7      --
                               ------  ------
  Total real estate ..........   $151    $141
                               ======  ======

   Accumulated depreciation on real estate was $5 million at December 31, 1996 and 1995. Depreciation expense for 1996, 1995 and 1994, totaled $3 million, $3 million and $2 million, respectively.

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

   The components of net investment income for the years ended December 31, 1996, 1995 and 1994, were as follows (in millions):

                            1996       1995       1994
                         ---------   --------   --------
Fixed maturities........   $  920     $  904     $  890
Equity securities.......        3          3          5
Mortgage loans..........       93         82         86
Real estate.............       21         19         16
Policy loans............       37         35         31
Other...................        6          4         13
                         ---------  ---------  --------
 Gross investment
  income................    1,080      1,047      1,041
Investment expenses ....      (32)       (35)       (27)
                         ---------  ---------  --------
  Net investment
   income...............   $1,048     $1,012     $1,014
                         =========  =========  ========

   For the years ended December 31, 1996, 1995 and 1994, realized investment gains and losses computed under the specific identification method are as follows (in millions):

                                      1996               1995               1994
                               -----------------  -----------------  -----------------
                                GAINS    LOSSES    GAINS    LOSSES    GAINS    LOSSES
                               -------  --------  -------  --------  -------  --------
Fixed maturities..............   $100     $ (64)    $ 62     $ (32)    $ 98     $(132)
Equity securities.............     22        (1)      16        (7)       5        (1)
Mortgage loans................     15       (19)      15       (19)       1        (5)
Real estate...................      6        (3)       1        (1)       1        (4)
Derivative instruments........     46       (41)     102      (102)       4       (14)
Other.........................      7        (3)       9        (6)       7        (1)
                               -------  --------  -------  --------  -------  --------
  Subtotal....................   $196     $(131)    $205     $(167)    $116     $(157)
                               -------  --------  -------  --------  -------  --------
Net realized investment gains
 (losses) ....................         $65                $38               $(41)
                                       ===                ===               =====



   Stockholder's equity at December 31, 1996 and 1995, includes net unrealized gains and losses as follows (in millions):



                                                1996    1995
                                               ------  ------
Net unrealized gains on investments before
 adjustments.................................   $163    $ 535
Related adjustments:
 Deferred policy acquisition costs...........    (60)    (196)
 Policyholder liabilities....................      2        9
 Deferred Federal income taxes...............    (37)    (121)
                                              ------  -------
                                                 (95)    (308)
Net unrealized gains on investments included
 in stockholder's equity.....................   $ 68    $ 227
                                              ======  =======


   Changes in net unrealized gains and losses on investments were as follows (in millions):


                                                1996      1995
                                               -------  --------
Net unrealized gains (losses) on investments
 before adjustments:
 Beginning of year...........................   $ 535    $  (477)
 End of year.................................     163       535
                                              -------  ---------
 Net change..................................    (372)    1,012

Change in related adjustments:
 Deferred policy acquisition costs...........     136      (391)
 Policyholder liabilities....................      (7)       17
 Deferred Federal income taxes...............      84      (223)
                                              -------  ---------
Change in unrealized gains on investments  ..    (159)      415
Net unrealized gains (losses) on investments
 at beginning of year........................     227      (188)
                                              -------  ---------
Net unrealized gains on investments at end
 of year.....................................   $  68    $  227
                                              =======  =========

 NOTE 5 -- INSURANCE LIABILITIES

POLICYHOLDERS' ACCOUNT BALANCES

   NYLIAC's annuity contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 1996 and 1995, was $7,345 million and $7,559 million, respectively.

NOTE 6 -- SEPARATE ACCOUNTS

   NYLIAC maintains seven non-guaranteed, registered separate accounts for its variable deferred annuity and variable life products with assets of $2,445 million and $1,444 million at December 31, 1996 and 1995, respectively. NYLIAC maintains investments in the registered separate accounts of $42 million and $48 million at December 31, 1996 and 1995, respectively. The assets of the separate accounts, which are carried at market value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and seven nonproprietary funds.

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS


   An analysis of deferred policy acquisition costs for the years ended December 31, 1996, 1995 and 1994, is as follows (in millions):


                                                      1996     1995     1994
                                                    -------  -------  -------
Balance at beginning of year before adjustment for
 unrealized (gains) losses on investments  ........   $ 707    $ 667    $ 695
Current year deferral .............................     151      126      111
Amortized during year .............................    (107)     (86)    (139)
                                                    -------  -------  -------
Balance at end of year before adjustment for
 unrealized (gains) losses on investments  ........     751      707      667
Adjustment for unrealized (gains) losses on
 investments ......................................     (60)    (196)     195
                                                    -------  -------  -------
Balance at end of year ............................   $ 691    $ 511    $ 862
                                                    =======  =======  =======

NOTE 8 -- FEDERAL INCOME TAXES


   The components of the net deferred income tax liability as of December 31, 1996 and 1995, are as follows (in millions):



                                      1996     1995
                                    --------  -------
Deferred tax assets:
 Future policy benefits...........    $114     $ 105
 Employee benefits................      26        43
 Other............................      36         9
                                   --------  -------
  Gross deferred tax assets ......     176       157
                                   --------  -------
Deferred tax liabilities:
 Deferred policy acquisition
  costs...........................     161       110
 Investments......................      54       191
 Other............................       8        12
                                   --------  -------
  Gross deferred tax liabilities .     223       313
                                   --------  -------
  Net deferred tax liability .....    $ (47)   $(156)
                                   ========  =======

   The gross deferred tax asset relates to temporary differences that are expected to reverse as net ordinary deductions. Management believes that NYLIAC's taxable income in future years will be sufficient to realize the deferred tax benefits and therefore, no valuation allowance has been recorded.

   Set forth below is a reconciliation of the Federal income tax rate to the effective tax rate for 1996, 1995 and 1994:


                                       1996     1995     1994
                                     -------  -------  -------
Statutory Federal income tax rate  .   35.0%    35.0%    35.0%
Equity base tax ....................    3.2       --     11.7
Investments in employee stock
 option loans ......................    (.7)    (1.3)    (1.4)
Other ..............................    (.9)     5.2      3.3
                                     -------  -------  -------
Effective tax rate .................   36.6%    38.9%    48.6%
                                     =======  =======  =======


   NYLIAC's Federal income tax returns are routinely audited by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1990. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

NOTE 9 -- REINSURANCE

   A group reinsurance agreement between NYLIAC and New York Life was approved by the New York State Insurance Department in 1981 and was terminated effective December 31, 1995. Under the terms of the agreement, NYLIAC assumed the liabilities for group health long-term disability policies issued by New York Life. Cash settlements were made between the companies as follows:

                                  YEAR ENDED DECEMBER 31,
                                --------------------------
                                 1996     1995      1994
                                ------  --------  --------
Premiums due ..................   $--     $ (32)    $ (33)
Benefit reimbursement .........    22        20        18
Experience refund .............     4         8        16
                                ------  --------  --------
Net settlement paid (received)
 by NYLIAC ....................   $26     $  (4)    $   1
                                ======  ========  ========


   As a result of the termination of the group reinsurance agreement between NYLIAC and New York Life, NYLIAC transferred $119 million in fixed maturities to New York Life during 1996 as payment for the policy liabilities related to disability claims covered under the group reinsurance contract. At December 31, 1995, NYLIAC had established a liability of $119 million for this payment.


NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

   NYLIAC uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include foreign currency forward exchange contracts, interest rate floors, and interest rate and commodity swaps. NYLIAC does not engage in derivative financial instrument transactions for the purpose of trading.

   Notional or contractual amounts of derivative financial instruments provide only a measure of involvement in these types of transactions and they do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments which relate to interest rates, exchange rates, or other financial indices.

 INTEREST RATE RISK MANAGEMENT

   NYLIAC enters into various types of interest rate contracts primarily to minimize exposure of specific assets held by NYLIAC to fluctuations in interest rates.

   The following table summarizes the notional amounts and credit exposures of interest rate related derivative transactions (in thousands):

                               1996                    1995
                     ----------------------  ----------------------
                       NOTIONAL     CREDIT     NOTIONAL     CREDIT
                        AMOUNT     EXPOSURE     AMOUNT     EXPOSURE
                     ----------  ----------  ----------  ----------
Interest Rate
 Swaps..............   $ 57,000      $992      $ 50,000       --
Floors .............   $150,000      $120      $150,000       --

   Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional amount. Swap contracts outstanding at December 31, 1996 are between eight years, eight months and fourteen years, four months in maturity. At December 31, 1995 such contracts were between ten months and eight years, seven months in maturity. NYLIAC does not act as an intermediary or broker in interest rate swaps.

   The following table shows the type of swaps used by NYLIAC and the weighted average interest rates. Average variable rates are based on the rates which determine the last payment received or paid on each contract; those rates may change significantly, affecting future cash flows:

                                                           1996       1995
                                                        ---------  ---------
Receive--fixed swaps--Notional amount (in thousands)  .    $57,000    $15,000
 Average receive rate .................................      7.19%      7.93%
 Average pay rate......................................      5.92%      7.39%
Pay--fixed swaps--Notional amount (in thousands)                --    $35,000
 Average pay rate......................................         --      7.46%
 Average receive rate..................................         --      6.02%

   During the term of the swap, net settlement amounts are recorded as investment income or expense when earned. Fair values of interest rate swaps were $569,000 and ($2,000,000) at December 31, 1996 and 1995, respectively, based on quoted market prices.

   Interest rate floor agreements entitle NYLIAC to receive amounts from counterparties based upon the difference between a strike price and current interest rates. Such agreements serve as hedges against declining interest rates on a portfolio of assets. Amounts received during the term of interest rate floor agreements are recorded as investment income.

   At December 31, 1996 and 1995, unamortized premiums on interest rate floors amounted to $522,000 and $597,000, respectively. Fair values of such agreements were $120,000 and $395,000 at December 31, 1996 and 1995, respectively, based on quoted market prices.

   NYLIAC is exposed to credit-related losses in the event that a counterparty fails to perform its obligations under contractual terms. The credit exposure of derivative financial instruments is represented by the sum of fair values of contracts with each counterparty, if the net value is positive, at the reporting date.

   NYLIAC deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the future creditworthiness of counterparties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

 FOREIGN EXCHANGE RISK MANAGEMENT

   NYLIAC enters into foreign currency forward exchange contracts and foreign currency swaps primarily as a portfolio hedge against foreign currency fluctuations. The purpose of NYLIAC's foreign currency hedging activities is to protect it from the risk that the value of foreign currency denominated investments will be adversely affected by changes in exchange rates.

   NYLIAC's foreign currency forward exchange contracts involve the exchange of two currencies at a specified future date and at a specified price. The average term of the contracts is three to six months.

   The table below summarizes, by major currency, the contractual amounts of NYLIAC's foreign currency forward exchange contracts. The amounts represent the U.S. dollar equivalent of commitments to buy and sell foreign currencies, translated at December 31, 1996 and 1995 exchange rates (in thousands):


                         1996                1995
                 -------------------  ----------------
                    BUY       SELL      BUY     SELL
                 --------  ---------  -----  ---------
Japanese Yen  ..   $   --    $14,000    $--   $ 49,000
Italian Lire ...       --      9,000     --     21,000
French Francs ..       --      8,000     --     24,000
Other...........    4,000     43,000     --    107,000
                 --------  ---------  -----  ---------
                   $4,000    $74,000    $--   $201,000
                 ========  =========  =====  =========


   The fair values of foreign currency forward exchange contracts at December 31, 1996 and 1995 were $1 million and $(3) million, respectively, based on current market rates.

   NYLIAC is exposed to credit-related losses in the event of non-performance by counterparties, which could result in an unhedged position. NYLIAC deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. For contracts with counterparties where no master netting arrangement exists, in the event of default on the part of the counterparty, credit exposure is defined as the fair value of contracts in a gain position at the reporting date. Credit exposure to counterparties, where a master netting arrangement is in place in the event of default is defined as the net fair value, if positive, of all outstanding contracts with each specific counterparty. The credit exposure of NYLIAC's foreign currency forward exchange contracts at December 31, 1996 and 1995 was $1,000,000 and $137,000, respectively.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

   In 1995, NYLIAC and New York Life settled a class action related to the sale of whole life and universal life insurance policies from 1982 through 1994. In entering into the settlement, NYLIAC specifically denied any wrongdoing. The settlement was approved by the judge, and has now been upheld on appeal, including a recent refusal by the New York State Court of Appeals to permit a discretionary appeal from the Appellate Division. The lone appellant has recently filed two motions in the trial court seeking to enjoin implementation of the settlement and to renew his objections to the settlement. The lone appellant may file a writ of certiorari in the United States Supreme Court during the prescribed statutory period.

   There are also actions in various jurisdictions by individual policyowners who excluded themselves from the settlement of the nationwide class action; and in each of two jurisdictions a purported class action claiming to include numerous policyowners who excluded themselves from the settlement of the nationwide class action. Most of these actions seek substantial or unspecified compensatory and punitive damages.

   NYLIAC is also a defendant in other individual and alleged class actions arising from its insurance, investment and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

   Given the uncertain nature of litigation and regulatory inquiries, the outcome of the above cannot be predicted. NYLIAC nevertheless believes that the ultimate liability that could result from such litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

   NYLIAC participates in a secured lending program for the purpose of enhancing income on securities held. At December 31, 1996, $826 million ($1,222 million at December 31, 1995) of NYLIAC's bonds were on loan to others, but were fully collateralized in an account held in trust for NYLIAC. Such assets reflect the extent of NYLIAC's involvement in securities lending, not its risk of loss.

   NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for approximately one month. The liability reported in the balance sheet at December 31, 1996 of $50 million ($86 million at December 31, 1995) is considered to be fair value. The investments acquired with the funds received from the securities sold are primarily included in cash and cash equivalents in the balance sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

   No dividends were declared or paid to New York Life in 1996 or 1995. In 1994, NYLIAC declared and paid a dividend of $70 million to New York Life. This dividend was paid from current year earnings, as permitted by the Delaware Insurance Department.

   New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. NYLIAC reimburses New York Life for the identified costs associated with these services and facilities under the terms of a Service Agreement between New York Life and NYLIAC. Such costs, amounting to $191 million for the year ended December 31, 1996 ($166 million for 1995 and $147 million for 1994) are reflected in operating expenses and net investment income in the accompanying Statement of Income.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

   As a result of the reinsurance agreement with New York Life discussed in
Note 9, NYLIAC transferred $119 million in fixed maturities to New York Life during 1996.

   Federal income taxes paid were $146 million, $57 million, and $105 million during 1996, 1995 and 1994, respectively.

   Interest paid was $3 million, $2 million and $2 million during 1996, 1995 and 1994, respectively.

NOTE 14 -- RECONCILIATIONS BETWEEN STATUTORY ACCOUNTING AND GAAP


   Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The following chart reconciles NYLIAC's statutory capital and surplus determined in accordance with accounting practices prescribed by the

Delaware Insurance Department with stockholder's equity on a GAAP basis, and the cumulative effect of adopting GAAP as of January 1, 1994 (in millions):



                                              YEAR ENDED             CUMULATIVE EFFECT
                                             DECEMBER 31,            OF ADOPTING GAAP
                                   -------------------------------  -----------------
                                      1996       1995       1994      JANUARY 1, 1994
                                   ---------  ---------  ---------  -----------------
Statutory Capital and Surplus ....   $  998     $  878     $  845         $  780
                                   ---------  ---------  ---------  -----------------
Adjustments:
 Deferred policy acquisition
  costs...........................      691        511        862            694
 Asset valuation reserve..........      164        137        105             79
 Investment related...............      151        511       (490)            (7)
 Interest maintenance reserve ....       35         26         20             55
 Non-admitted assets..............       31         26         23             17
 Policyholder liabilities.........     (262)      (187)      (203)          (184)
 Deferred income taxes............      (47)      (156)        59            (55)
 Employee benefit liabilities ....      (63)       (61)       (61)           (60)
 Other............................      (12)        (9)       (19)            (7)
                                   ---------  ---------  ---------  -----------------
  Total adjustments...............      688        798        296            532
                                   ---------  ---------  ---------  -----------------
 Total GAAP Stockholder's Equity .   $1,686     $1,676     $1,141         $1,312
                                   =========  =========  =========  =================




   The following chart reconciles NYLIAC's statutory net income determined in accordance with accounting practices prescribed by the Delaware Insurance Department with net income on a GAAP basis (in millions):



                                     YEAR ENDED DECEMBER 31,
                                   -------------------------
                                     1996     1995     1994
                                   -------  -------  -------
Statutory Net Income..............   $148     $ 95     $166
                                   -------  -------  -------
Adjustments:
 Deferred policy acquisition
  costs...........................     44       40      (28)
 Deferred income taxes............     24        8       10
 Interest maintenance reserve ....      9        6      (35)
 Investment related ..............      1      (11)      --
 Policyholder liabilities.........    (54)      (4)     (14)
 Other............................     (3)     (14)      (3)
                                   -------  -------  -------
  Total Adjustments...............     21       25      (70)
                                   -------  -------  -------
 GAAP Net Income..................   $169     $120     $ 96
                                   =======  =======  =======



   Financial statements prepared on the statutory basis of accounting vary from those prepared under GAAP, primarily as follows: (1) the costs related to acquiring business, principally commissions and certain policy issue expenses are charged to income in the year incurred, whereas under GAAP they would be deferred and amortized over the periods benefitted; (2) funds received under deposit-type contracts are reported as premium income, whereas under GAAP, such funds are recorded as a liability; (3) life insurance reserves are based on different assumptions than they are under GAAP; (4) life insurance companies are required to establish an Asset Valuation Reserve ("AVR") by a direct charge to surplus to offset potential investment losses, whereas, under GAAP, the AVR is not recognized and any allowances for losses on investments would be deducted from the assets to which they relate and would be charged to income; (5) investments in fixed maturities are generally carried at amortized cost or values prescribed by the National Association of Insurance Commissioners ("NAIC"); under GAAP, investments in fixed maturities, which are available for sale or held for trading, are generally carried at market value, with changes in market value charged against equity or reflected in earnings; (6) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve ("IMR") and amortized into investment income over the remaining life of the investment sold, whereas under GAAP, the gains and losses are recognized in income at the time of sale; and (7) deferred Federal income taxes are not provided for as they are under GAAP.


   The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

   At December 31, 1996 and 1995, admitted assets on a statutory basis were $17,099 million and $15,977 million, respectively, and total liabilities were $16,101 million and $15,099 million, respectively, which included policy reserves of $13,099 million and $12,821 million, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

In our opinion, the accompanying balance sheets and the related statements of income, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation at December 31, 1996 and 1995, and the results of its operations and its cash flows for the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


As discussed in Note 2, the Company changed its accounting policies to adopt pronouncements of the Financial Accounting Standards Board in 1996.


Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036
April 16, 1997